UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1880



                        The Income Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                     Date of fiscal year end: July 31, 2003

                     Date of reporting period: July 31, 2003





                                 Patrick F. Quan
                                    Secretary
                        The Income Fund of America, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)




ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE INCOME FUND OF AMERICA

[close-up photo of a wheat field]

Special report: The role of the fund's independent directors

Annual report for the year ended July 31, 2003

THE INCOME FUND OF AMERICA(R) seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                    page

Letter to shareholders, with results at a glance                               1
The value of a long-term perspective                                           6
Special report: A look at the role of the fund's
     independent directors                                                     8
Investment portfolio                                                          15
Financial statements                                                          47
Directors and officers                                                        60
The American Funds family                                             back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2003 (the most recent calendar quarter):


CLASS A SHARES                                                      1 year           5 years          10 years

Reflecting 5.75% maximum sales charge                               -0.28%           +3.54%            +8.91%

The fund's 30-day yield for Class A shares as of August 31, 2003, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.72%.

Other share class results and important information can be found on page 59. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

[close-up photo of a wheat field]

FELLOW SHAREHOLDERS:

The Income Fund of America's 2003 fiscal year was marked by strong crosscurrents throughout the financial markets. The fund capably negotiated these choppy waters, delivering not only above-average income, but higher returns than both the broader stock and bond market indexes for the year.

For the 12 months ended July 31, the fund paid dividends totaling 72.5 cents a share and a capital gain distribution in December of 2.1 cents a share. Combined with a 6.6% increase in the net asset value of your shares, The Income Fund of America produced a total return of 12.2% for those of you who reinvested your distributions.

During this same period, the unmanaged Standard & Poor's 500 Composite Index returned 10.6%, while the fund's peer group, the 145 income funds tracked by Lipper, provided an average total return of 8.4%. The fund also finished the year comfortably ahead of the unmanaged Lehman Brothers Aggregate Bond Index, which rose 5.4%, including reinvestment of interest.

At the same time, the fund continued to generate a high level of current income. Its 12-month dividend rate as of July 31 was 4.7% -- better than the 1.7% rate of the S&P 500 as well as the 3.1% average rate of the Lipper income funds. It also exceeded the 4.0% yield on 10-year Treasury bonds, which is unusual for a fund that emphasizes stocks.


RESULTS AT A GLANCE                                                            Average annual total returns for
                                                                                  periods ended July 31, 2003
(with dividends reinvested or
     interest compounded)                                           1 year        5 years       10 years         Lifetime(1)

THE INCOME FUND OF AMERICA                                          +12.2%         +5.1%          +9.5%            +12.6%
Standard & Poor's 500 Composite Index                               +10.6          -1.1          +10.3             +11.9
Lipper income funds average(2)                                       +8.4          +2.8           +6.5             +12.0
Lehman Brothers Aggregate Bond Index(3)                              +5.4          +6.8           +6.8              +8.9
Credit Suisse First Boston High Yield Index                         +23.3          +3.5           +6.9              --
Consumer Price Index (inflation)(4)                                  +2.1          +2.4           +2.4              +4.8

(1) Since December 1, 1973, when Capital Research and Management Company became the fund's investment adviser.
(2) Source: Lipper. Figures do not reflect the effect of sales charges.
(3) From December 1, 1973, through December 31, 1975, the Lehman Brothers
    Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor
    Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Fund returns do not include sales charges.


THE CLOUDS LIFT FOR STOCKS

The fiscal year began in August 2002, in an unsettling environment. Economic uncertainty, compounded by the threat of war in Iraq, had investors on edge. Stock prices dropped precipitously in September, touching a five-year low in October, and despite a brief rally, pessimism prevailed well into the new year. Investors chose to remain on the sidelines as capital spending languished, unemployment inched up and war in the Middle East became a reality.

The gloom lifted in April. With major combat in Iraq concluded, stock investors grew increasingly hopeful about resurgence in the U.S. economy. Encouraging earnings reports began to trickle in, and the approval in Congress of a reduction in the tax on dividends further increased the appeal of stocks. The turnaround was dramatic. The S&P 500 rose 16.8% in the second half of the reporting period, from February to July, more than offsetting losses in the first. Technology-related issues, which did not stand to benefit from the dividend tax cut, posted the strongest gains.

DIVERGENCE AMONG BONDS

Bond prices, meanwhile, traced a reverse pattern, rising through much of the fiscal year before declining sharply in early summer.

In November, the Federal Reserve Board lowered its target for the federal funds rate by half a percentage point, sending Treasury yields tumbling and bond prices considerably higher. (Bond prices and yields move inversely to each other.) By mid-June, 10-year Treasuries yielded slightly more than 3%. The greatest benefits, however, went to corporate bonds, particularly lower rated issues, which soared from earlier depressed levels as investors sought higher yields.

The enthusiasm for bonds ended abruptly in early summer, despite a further quarter-point rate reduction by the Federal Reserve. The improving economic outlook, and technical factors associated with a sharp drop in mortgage refinancings, pushed up long-term interest rates. The price of 10-year Treasury bonds fell about 10% from their mid-June high through July -- their most rapid selloff in some time. Although most fixed-income securities declined, lower rated bonds managed to hold their ground; for the full 12 months ended July 31, the Credit Suisse First Boston High Yield Index returned a remarkable 23.3%.

POSITIONING THE PORTFOLIO

Given the challenging conditions for both stocks and bonds during the year, the fund's success was especially gratifying. Careful stock selection helped, but we also took advantage of substantial inflows to the fund to realign the portfolio.

Shortly before the start of the fiscal year, we began to add aggressively to our holdings in lower rated bonds, a sector that had declined badly through October. That decision served the fund well as these bonds rallied shortly after.

[Begin Sidebar]
STRIKING A BALANCE BETWEEN RETURN AND RISK

The Income Fund of America takes a prudent path to yield. Looking back 10 years, as shown at right, the fund has provided higher returns than bonds and lower volatility than the broader stock market. It has grown faster than the average income fund, without sacrificing steadiness.
[end sidebar]


For the 10-year period ended July 31, 2003
[begin quadrant graph]

                                                  Annual Return       Volatility
More return, less risk quadrant       IFA             9.52%               8.31
More return, more risk quadrant      Stocks          10.27               15.67
Less return, less risk quadrant      Bonds            6.79                3.91
Less return, less risk quadrant    Income funds
                                     average          6.50                8.52

Sources: Stocks -- S&P 500; bonds -- Lehman Aggregate Bond Index; income funds average -- Lipper. Returns include reinvestment of all distributions. Volatility is shown as standard deviation, a measure of how returns have varied from the mean over time. All numbers calculated by Lipper.
[End quadrant graph]

Then in late winter, with interest rates hovering at historic lows, we once again deployed a considerable portion of cash reserves, this time to acquire attractively valued equities with strong dividend profiles. That increased stock weighting positioned the fund to better participate in the rally that began in April.

These realignments markedly shifted the fund's asset mix: As of July 31, equities accounted for 63.4% of net assets, fixed-income securities for 31.9% and cash and equivalents for 4.7%. (The charts on page 14 provide a detailed comparison with the previous fiscal close.)

BROAD STRENGTH FROM STOCKS

Among stock holdings, banks and other financial companies generally did very well, aided by the low interest rate environment and a modest improvement in loan quality. J.P. Morgan Chase made the single largest contribution to overall results. This has been a longtime fund holding and we had built up a large position early in 2002, when the stock price was quite depressed; our patience was rewarded this year with a total return of 46.6%.* Other notable gainers in the sector included our largest holding, FleetBoston Financial (+24.4%), Societe Generale (+23.8%) and Wachovia (+20.8%). Commercial banks remain the fund's largest industry concentration, but we are choosing carefully in the current interest rate environment -- favoring banks involved in capital and commercial markets over those with large exposures to consumer debt.

Real estate investment trusts (REITs) likewise supported returns. These investments -- which are required to distribute at least 90% of their income to shareholders to maintain their tax status -- continued to attract investor attention, thanks to yields ranging from 5% to 8%. Among the portfolio's largest REITs, Weingarten, Kimco, and Boston Properties each provided a total return of more than 20%.

A number of the fund's telecommunications stock holdings appreciated during the year, as companies improved balance sheets and increased cash flow. In this sector particularly, the fund benefited from its ability to invest up to 20% of assets in equity securities based outside the U.S.; BCE of Canada (+42.3%), Deutsche Telekom (+36.8%) and Telefonos de Mexico (+10.4%) all produced excellent returns for the fund. SBC Communications, on the other hand, declined in price by about 15% in the face of a difficult environment in the U.S., although losses were mitigated by a dividend yield of nearly 5%.

At the other end of the return spectrum, electric utility stocks fared poorly, hurt by excess capacity, a flood of new stock issuance and residual mistrust stemming from the Enron scandal. Decliners included Dominion Resources (-0.7%), Consolidated Edison (-1.8%) and DTE Energy (-6.5%). We had lightened our electric utility positions about a year ago in response to these concerns. Recently, however, we have seen selective improvements among the industry, and have increased investments in E.ON of Germany, American Electric Power and Scottish Power.

*Returns to the fund reflect monthly changes in size of holdings and dividends received, as well as price changes from the beginning to the end of the fiscal year.

[Begin Sidebar]
A lifetime of high current income
The Income Fund of America's 12-month dividend rate versus benchmarks Years ended July 31

[begin line chart]

YEAR-END                IFA             LIPPER INCOME FUND AVERAGE          S&P 500
1/31/1975               7.30            7.28                                4.71
7/31/1975               7.24            7.07                                4.18
1/31/1976               6.30            6.54                                3.65
7/31/1976               7.06            6.53                                3.66
1/31/1977               6.94            6.31                                4.01
7/31/1977               6.15            6.29                                4.47
1/31/1978               6.61            6.86                                5.28
7/31/1978               6.70            6.73                                4.92
1/31/1979               7.56            7.14                                5.12
7/31/1979               7.38            7.12                                5.19
1/31/1980               7.83            7.56                                4.99
7/31/1980               7.63            7.54                                4.95
1/31/1981               8.07            8.11                                4.81
7/31/1981               8.16            8.56                                4.91
1/31/1982               8.75            9.62                                5.53
7/31/1982               9.81           10.44                                6.37
1/31/1983               7.95            8.84                                4.74
7/31/1983               7.95            8.55                                4.28
1/31/1984               7.86            8.73                                4.36
7/31/1984               8.60            9.63                                4.87
1/31/1985               7.69            8.64                                4.22
7/31/1985               7.45            8.40                                4.07
1/31/1986               7.30            7.95                                3.75
7/31/1986               7.27            7.55                                3.45
1/31/1987               6.85            6.95                                3.03
7/31/1987               7.02            7.09                                2.69
1/31/1988               7.62            7.46                                3.31
7/31/1988               6.96            7.26                                3.27
1/31/1989               6.69            7.01                                3.34
7/31/1989               6.67            6.76                                3.04
1/31/1990               6.99            7.09                                3.37
7/31/1990               7.07            7.09                                3.31
1/31/1991               8.12            7.52                                3.52
7/31/1991               7.09            6.84                                3.11
1/31/1992               6.33            6.31                                2.96
7/31/1992               6.05            6.10                                2.89
1/31/1993               6.44            5.55                                2.83
7/31/1993               6.19            5.04                                2.79
1/31/1994               5.56            4.88                                2.64
7/31/1994               6.06            4.60                                2.80
1/31/1995               6.14            4.82                                2.81
7/31/1995               5.55            4.49                                2.41
1/31/1996               5.07            4.20                                2.18
7/31/1996               5.19            4.40                                2.28
1/31/1997               5.09            4.05                                1.89
7/31/1997               4.74            3.91                                1.61
1/31/1998               4.27            4.07                                1.58
7/31/1998               4.32            3.96                                1.43
1/31/1999               4.79            3.66                                1.29
7/31/1999               4.86            3.83                                1.24
1/31/2000               5.40            4.25                                1.19
7/31/2000               5.49            4.35                                1.15
1/31/2001               4.78            4.33                                1.20
7/31/2001               4.80            4.18                                1.30
1/31/2002               5.01            3.78                                1.40
7/31/2002               5.49            3.67                                1.75
1/31/2003               5.45            3.41                                1.88
7/31/2003               4.69            3.11                                1.66

[end chart]

All numbers calculated by Lipper.
[End Sidebar]

Lastly, retail holdings such as May Department Stores (-7.4%) and Albertson's (-23.7%) detracted from returns, as did a number of oil and gas producers.

BOND HOLDINGS RALLY

In last year's report to shareholders we noted that The Income Fund of America's returns had been held back somewhat by its relatively large corporate bond exposure. These investments consisted of mostly high-quality companies -- such as telecommunications giants Nextel, Sprint, AT&T Wireless and Deutsche Telekom -- that had fallen out of favor with the market. At the time, we felt they offered attractive value with only moderate credit risk.

By the end of September 2002, 9.4% of assets were invested in BBB-rated bonds, with another 8.8% in securities rated BB and below. As a result, the fund was well-positioned to capture the rebound in higher yielding bonds, and avoided the brunt of the declines among top-rated securities. Going forward, while we are comfortable with the prospects for most of our bond holdings, we would not expect to see a repeat of such substantial gains any time soon.

THE BENEFITS OF AN INCOME APPROACH

Looking ahead, the U.S. economy seems to be on track for recovery, albeit a more muted one than many had anticipated. Manufacturing has begun to pick up, unemployment may have leveled off and productivity gains have helped enhance corporate profits. Inflation is likewise contained and the strong euro has made American businesses more globally competitive, although it has weakened considerably in recent weeks.

With cash flows improving, and the new dividend tax cut in place, companies are increasingly choosing to share their earnings with investors. Thus far in calendar 2003, 171 companies in the S&P 500 have initiated or raised dividends, up from 113 for all of 2002. That trend not only broadens the fund's universe of investment choices, but could eventually enhance the value of dividend-paying stocks. Whatever the environment, of course, our focus remains on finding a high yield we can prudently deliver -- a discipline that has proved rewarding for shareholders over the long term.

We appreciate the confidence you have placed in us and look forward to helping you meet your long-term financial goals.

Cordially,

/s/ Janet A. McKinley
Janet A. McKinley
CHAIRMAN OF THE BOARD

/s/ Darcy B. Kopcho
Darcy B. Kopcho
PRESIDENT

September 8, 2003

Beginning on September 15, The Income Fund of America will declare and accrue dividends on a daily basis; it will continue to pay dividends quarterly. This will make it easier for the fund to manage its dividend income, particularly as our family of shareholders continues to grow. The change will affect only those buying new fund shares during a dividend period; they will now receive a dividend prorated for the days they are invested rather than the entire quarterly dividend.

ABOUT YOUR FUND

                                                                                   The Income Fund of America
Resilience during stock declines                                           versus the S&P 500 during market declines*

Dates of decline                                                        S&P              IFA                 IFA advantage
                                                                   total return     total return          (percentage points)

September 21, 1976 through March 6, 1978                              -13.5%            +1.9%                   +15.4

November 28, 1980 through August 12, 1982                             -20.2            +19.0                    +39.2

August 25 through December 4, 1987                                    -32.8            -13.6                    +19.2

July 16 through October 11, 1990                                      -19.2            -10.2                     +9.0

July 17 through August 31, 1998                                       -19.1             -9.5                     +9.6

March 24, 2000 through October 9, 2002                                -47.4             +0.7                    +48.1

*Periods show S&P 500 price declines of 15% or greater. S&P 500 total returns, which include reinvestment of all distributions, may be higher. There have been times when the index, which is unmanaged, has done better.

[begin sidebar]
WITHDRAWING INCOME: THE DIVIDEND ADVANTAGE

Most fund shareholders reinvest their dividends, but some -- including many non-profit organizations -- use dividends to meet current expenses. Over the years, the fund's above-average income has allowed meaningful withdrawals to be made without invading principal, helping to maximize growth potential better than the broader stock market.

Higher dividends...
[bar chart]

      dividends produced
IFA         $774,262
S&P         $165,976
[end chart]

....help keep the principal intact, letting compounding do its work.
[bar chart]
                           IFA            S&P
Initial investment           $100,000     $100,000
Value of account balance   $1,012,777     $292,314
Amount withdrawn             $441,838     $441,838
[end chart]
[End Sidebar]

Tables show hypothetical $100,000 investments in the fund and the S&P 500 on January 1, 1974. It assumes a 6% withdrawal, increased 6% annually. The first withdrawal, on December 15, 1974, was $6,000. Total withdrawals over the fund's lifetime come to $441,838.

HIGHER INCOME

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 29 years, income from IFA has been substantially higher.

Years ended July 31
[begin bar chart]
              IFA       S&P       CDS

7/31/78       $1,229    $728      $814
7/31/83        2,804     1,339     2,235
7/31/88        4,929     2,084     2,417
7/31/93        7,749     3,469     1,548
7/31/98        11,587    4,955     3,414
7/31/03        15,747    5,526     1,164

[end bar chart]

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management --bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime The Income Fund of America has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results.

EXPENSE RATIOS AND TURNOVER RATES*
Year ended July 31, 2003

                                        THE INCOME FUND OF AMERICA              INDUSTRY AVERAGE+

Expense ratio                                        0.61%                             0.84%
Portfolio turnover rate                                28%                               64%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
+Front-end load income funds, as measured by Lipper.

[begin mountain chart]

Year                      Standard & Poor's         IFA (2)(3)          Lehman Bros.                IFA(2)(5)
End                       500 Composite Index(1)    with dividends      Aggregate Bond              not including      Original
July 31                   with dividends            reinvested          Index(1)(4) with            dividends          Investment(2)
                          reinvested                                    interest compounded

1974#                      8,481                     9,088               9,378                        8,767             10,000
1975                       9,951                    11,391              10,580                       10,141             10,000
1976                      12,066                    14,750              11,871                       12,155             10,000
1977                      12,042                    16,392              13,189                       12,701             10,000
1978                      12,926                    17,403              13,474                       12,584             10,000
1979                      14,069                    18,921              14,373                       12,693             10,000
1980                      17,412                    20,161              14,602                       12,490             10,000
1981                      19,675                    22,484              13,871                       12,818             10,000
1982                      17,063                    23,663              16,720                       12,256             10,000
1983                      27,174                    33,683              20,383                       16,112             10,000
1984                      26,367                    35,721              22,154                       15,738             10,000
1985                      34,914                    47,674              27,452                       19,443             10,000
1986                      44,833                    57,146              33,353                       21,668             10,000
1987                      62,449                    66,671              34,859                       23,568             10,000
1988                      55,109                    67,812              37,497                       22,341             10,000
1989                      72,685                    83,698              43,200                       25,644             10,000
1990                      77,386                    84,639              46,253                       24,212             10,000
1991                      87,239                    95,046              51,204                       25,226             10,000
1992                      98,377                   113,237              58,770                       28,214             10,000
1993                     106,947                   126,680              64,746                       29,759             10,000
1994                     112,457                   129,171              64,807                       28,626             10,000
1995                     141,775                   150,378              71,358                       31,571             10,000
1996                     165,244                   170,618              75,311                       34,007             10,000
1997                     251,353                   220,576              83,417                       41,731             10,000
1998                     299,807                   245,542              89,980                       44,436             10,000
1999                     360,395                   264,664              92,220                       45,588             10,000
2000                     392,724                   259,165              97,721                       42,276             10,000
2001                     336,476                   299,416             110,124                       46,460             10,000
2002                     257,015                   280,397             118,420                       41,359             10,000
2003                     284,354                   314,550             124,835                       44,136             10,000


YEAR ENDED JULY 31                       1974(#)      1975           1976          1977          1978             1979
VALUE OF DIVIDENDS
Dividends in cash                        $343         734            859           781           843              937
Dividends reinvested                     $346         785            997           970           1,117            1,333
VALUE OF INVESTMENT
Dividends in cash(2),(5)                 $8,767       10,141         12,155        12,701        12,584           12,693
Dividends reinvested(2),(3)              $9,088       11,391         14,750        16,392        17,403           18,921
IFA TOTAL RETURN                         (9.1)%       25.3           29.5          11.1          6.2              8.7

YEAR ENDED JULY 31                       1980         1981           1982          1983          1984             1985
VALUE OF DIVIDENDS
Dividends in cash                        952          1,046          1,202         1,280         1,344            1,438
Dividends reinvested                     1,463        1,743          2,187         2,548         2,895            3,365
VALUE OF INVESTMENT
Dividends in cash(2),(5)                 12,490       12,818         12,256        16,112        15,738           19,443
Dividends reinvested(2),(3)              20,161       22,484         23,663        33,683        35,721           47,674
IFA TOTAL RETURN                         6.6          11.5           5.2           42.3          6.0              33.5

YEAR ENDED JULY 31                       1986         1987           1988          1989          1990             1991
VALUE OF DIVIDENDS
Dividends in cash                        1,550        1,636          1,542         1,710         1,716            1,789
Dividends reinvested                     3,909        4,431          4,479         5,337         5,753            6,442
VALUE OF INVESTMENT
Dividends in cash(2),(5)                 21,668       23,568         22,341        25,644        24,212           25,226
Dividends reinvested(2),(3)              57,146       66,671         67,812        83,698        84,639           95,046
IFA TOTAL RETURN                         19.9         16.7           1.7           23.4          1.1              12.3

YEAR ENDED JULY 31                       1992         1993           1994          1995          1996             1997
VALUE OF DIVIDENDS
Dividends in cash                        1,706        1,716          1,731         1,590         1,766            1,968
Dividends reinvested                     6,585        7,043          7,528         7,318         8,581            10,074
VALUE OF INVESTMENT
Dividends in cash(2),(5)                 28,214       29,759         28,626        31,571        34,007           41,731
Dividends reinvested(2),(3)              113,237      126,680        129,171       150,378       170,618          220,576
IFA TOTAL RETURN                         19.1         11.9           2.0           16.4          13.5             29.3

YEAR ENDED JULY 31                       1998         1999           2000          2001          2002             2003
VALUE OF DIVIDENDS
Dividends in cash                        1,959        2,210          2,320         2,226         2,272            2,071
Dividends reinvested                     10,530       12,446         13,740        13,913        14,927           14,311
VALUE OF INVESTMENT
Dividends in cash(2),(5)                 44,436       45,588         42,276        46,460        41,359           44,136
Dividends reinvested(2),(3)              245,542      264,664        259,165       299,416       280,397          314,550
IFA TOTAL RETURN                         11.3         7.8            (2.1)         15.5          (6.4)            12.2

[end mountain chart]


AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment, with all distributions reinvested)

CLASS A SHARES*                                         Period ended
reflecting 5.75% maximum sales charge                   July 31, 2003
One year                                                    5.76%
Five years                                                  3.84
Ten years                                                   8.88

*Results for other share classes can be found on page 59.

AVERAGE ANNUAL COMPOUND RETURN FOR 29-2/3 YEARS: 12.3%(2),(3)

(#) For the period December 1, 1973 (when Capital Research and Management
    Company became the fund's investment adviser), through July 31, 1974.
(1) The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
(2) These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gains distributions that are reinvested in additional shares. No adjustment has been made for income or capital gains taxes.
(3) Includes reinvested dividends of $177,101 and reinvested capital gain distributions of $87,772. From April 1990 to September 1994 the fund paid daily dividends; therefore, total values for this period were adjusted for cumulative dividends accrued but not yet paid. After this period, quarterly dividends were resumed.
(4) From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 2003 the Lehman Brothers Aggregate Bond Index has been used.
(5) Includes capital gain distributions of $18,735 but does not reflect income dividends of $45,236 taken in cash.

  Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

BEST PRACTICE: A LOOK AT THE ROLE OF THE  FUND'S INDEPENDENT DIRECTORS

[photo of a woman's hands holding a pair of reading glasses]

Mutual funds are among the most highly regulated financial products -- a level of oversight that, along with high standards set by the industry itself, has made them the investment of choice for half of all American households. Crucial to that record is the careful attention of a group of dedicated individuals charged with representing the interests of all shareholders: the independent directors. These men and women, who are unaffiliated with the investment adviser, are legally and ethically responsible for fulfilling a long list of duties. These include evaluating fund returns, setting fund policies, contracting service agreements and approving fees and expenses.

Directors' responsibilities have grown with the recent passage of the Sarbanes-Oxley Act and other reforms initiated to prevent corporate misconduct. In many respects, however, the new legislation extends to other corporate boards the already-stringent requirements in place for mutual fund directors.

The Income Fund of America's seven independent directors are well up to their task. Prominent in their respective fields, they draw on decades of professional experience and a broad range of backgrounds and interests. They also work closely with the fund's investment adviser to gather the information they need and to set high standards for the fund's management and operations. Their goal: to maintain -- and even help establish -- the industry's "best practices" in the service of shareholders.

On the following pages, we invite you to hear from a few of your fund's independent directors and learn about the responsibilities they and their colleagues undertake on your behalf -- and the role they play in The Income Fund of America's long-term success.

[Begin Sidebar]
THE INCOME FUND OF AMERICA'S SEVEN INDEPENDENT DIRECTORS ARE CHARGED WITH REPRESENTING THE INTERESTS OF ALL SHAREHOLDERS. COLLECTIVELY, THEY HAVE DECADES OF BUSINESS, INVESTMENT AND ACADEMIC EXPERTISE, AND A BROAD RANGE OF BACKGROUNDS AND INTERESTS.
[End Sidebar]

[photo of Robert A. Fox]
[Begin Caption]
ROBERT A. FOX, DIRECTOR SINCE 1972

The fund's longest serving director, Bob brings to his role four decades of corporate management experience, most recently as president and CEO of Foster Farms. He is the managing general partner for Fox Investments LP and professor at the University of California, Berkeley. He also taught at U.C. Davis, where he was executive-in-residence.
[End Caption]

[Begin Sidebar]
"Fund directors are guided by an ethos of conscientiousness, in which we have to combine a trust of management with an ongoing skepticism."
-- Patricia Woolf
[End Sidebar]

FAR-REACHING RESPONSIBILITIES

The Securities and Exchange Commission requires that at least one half of every fund board consist of independent, or "non-interested," directors. Of The Income Fund of America's nine directors, seven are independent, while two are "interested" directors affiliated with Capital Research and Management Company, the fund's investment adviser.

Like corporate directors, fund directors declare dividends, review proxy statements and financial reports, select independent auditors, serve on committees and call shareholder meetings. In addition, directors annually approve agreements with a range of service providers, such as investment management, distribution and shareholder services. They also monitor fund objectives, establish appropriate fees and expenses, and approve procedures for security valuation, trading and proxy voting.

Communication is key in helping them execute their duties. Full board meetings take place every quarter, and smaller committees convene separately throughout the year. (Please see the article on page 13.) There is a regular exchange of information with the fund's investment professionals, lawyers and accountants. Several times a year, directors also hold "executive" sessions amongst themselves or with expert counsel who are unaffiliated with Capital Research.

That level of attention demands a commitment of time from a group of people who are already quite busy. "Our discussions can get quite intense, and given the level of detail, meetings often last for many hours," notes director James Peterson. "What's more, the first item on an agenda will frequently include follow-ups from previous meetings." He jokes that with the increased regulation over the past year, his stack of pre-meeting reading material has grown "by several inches."

MAINTAINING A DIVIDEND DISCIPLINE

An essential part of the directors' job is evaluating fund returns -- taking into account not only the current market environment but also the fund's objective and long-term record. Given The Income Fund of America's dividend focus, much attention is focused on the subject of yield. Directors look at how much income the fund has generated versus its peers, as well as the yield's relationship to risk. Because the directors must sign off on the fund's dividend policy, they need to understand these issues clearly.

[photo of Leonade D. Jones]
[Begin Caption]
LEONADE D. JONES, DIRECTOR SINCE 1993

As former treasurer of The Washington Post Company, where she also served as an executive in its television division, Leonade combines an expertise in media and finance. She is the co-founder of two web-based ventures, Versura and VentureThink, and a director of The Women's Foundation, among many other affiliations.
[End Caption]

[photo of John G. McDonald]
[Begin Caption]
JOHN G. MCDONALD, DIRECTOR SINCE 1976

The IBJ professor of Finance at Stanford's Graduate School of Business, Jack has lectured and taught around the world on a wide range of investment- and business-related subjects. He is the author of numerous papers and case studies covering public equities and private equity, entrepreneurial finance and venture capital.
[End Caption]

In balancing these risk and return considerations, the board must ensure that the fund hews closely to its mission. Staying the course can be a challenge in certain market environments, such as the Internet boom of the late 1990s. Robert Fox, the fund's longest serving director, has seen his share of market cycles. "During `hot' periods," he explains, "most everyone looks strictly at returns, without regard to volatility. In the most recent stock bubble, for example, investors punished any stock that paid a dividend, putting income-oriented funds decidedly out of step with the general market. In the late 1990s, in fact, a number of funds chose to ease up on their income objectives to take advantage of the high-growth environment."

The board has always felt strongly that, regardless of market conditions, it was crucial for The Income Fund of America to maintain its dividend discipline. Bob remembers that, as far back as the early 1990s, "we reviewed the charter of the fund, but chose not to abandon the income objective. Instead, with dividend yields and interest rates even then at relatively low levels, we explored broadening the parameters for income instruments that could help the yield without compromising stability. We questioned the fund's managers, creating a dialogue with them to look at more alternatives. In the end, we decided to increase the representation of higher yielding bonds in the portfolio, convinced that Capital's research capabilities could mitigate the somewhat higher risks of these investments."

Director Leonade Jones recalls another challenge during the heady period of the
Bubble: convincing shareholders to focus on the long term. "We were concerned about investors leaving the fund at the wrong time," she says, "and talked a lot about how to communicate to them the benefits of sticking with a dividend approach in a hyper market. Since that time, of course, we have all learned a lot about equity risk and also about the efficacy of the fund's strategy. That long-term perspective is crucial."

VOTING PROXIES

As a shareholder in more than 150 companies, the fund votes on a wide range of proxy issues, from the election of corporate directors to executive compensation plans and anti-takeover measures (or "poison pills"). The Income Fund of America is unusual in that each of the six directors who serves on the proxy committee casts his or her own vote.

For each vote under consideration, directors receive a detailed summary of the issues. The fund's research analysts likewise provide background data on the company and its management, and describe the potential impact of various vote outcomes. They also make recommendations, which directors may accept or reject. Information flows both ways. Directors bring their own considerable skills as board members and corporate executives to the table, providing yet another perspective on complex issues.

[photo of Luis G. Nogales]
[Begin Caption]
LUIS G. NOGALES, DIRECTOR SINCE 2002

An industry leader in international media, Luis has held the top positions at Univision and United Press International. He is managing partner of Nogales Investors, a private equity firm. In addition to several corporate directorships, he serves on many philanthropic boards, including the J. Paul Getty Trust, the Ford Foundation and the Pacific Council on International Policy.
[End Caption]

[photo of James K. Peterson]
[Begin Caption]
JAMES K. PETERSON, DIRECTOR SINCE 1999

In his former capacity as the director of investment management for IBM's retirement fund, Jim has been a portfolio manager, research analyst and fund administrator. He is a Chartered Financial Analyst and a Juris Doctor, and sits on the board of his local chapter of the Association for Investment Management and Research.
[End Caption]


Not every vote comes out the way the fund voted, of course, but director Henry Riggs likens the process to "shouting at the umpire" at a baseball game. "You don't necessarily expect to prevail on that call," he says, "but you hope to have an impact on the next one. Similarly, even if you `lose' a vote, management will notice, and the next time that issue comes up, they may decide to act differently."

A CULTURE OF COMPLIANCE

Because most of the fund's directors have served on a number of corporate or non-profit boards, they bring with them a solid grounding in good governance. Legally, mutual fund directors are held to a high standard of fiduciary behavior, meaning they must make a good-faith effort to exercise sound business judgment in carrying out their duties. They are required to act honestly, avoiding any conflicts of interests. The independent directors retain their own counsel, in fact, who provides advice on a range of legal issues.

Directors demand that same level of trustworthiness from all of the professionals who service the fund, and approve a code of ethics that they must follow. Fund director Patricia Woolf teaches research ethics in Princeton University's molecular biology department and is a member of the board of governors of the Investment Company Institute, the national association of mutual funds. She notes that, "fund directors are guided by an ethos of conscientiousness, in which we have to combine a trust of management with an ongoing skepticism." She believes that transparency of information is key to striking this balance and building confidence. "At bottom, we need to ensure that The Income Fund of America's investment adviser exhibits a high standard of disclosure and a culture of compliance in every aspect of its business."

The need for trust has assumed a new urgency with the passage of the Sarbanes-Oxley Act, which requires of directors even greater accountability for the accuracy of the fund's financial statements. More than ever, directors must ask tough questions of the investment adviser and accountants, get the right information at the right time and ensure that they have the knowledge they need to assess the fund's financial statements.

The fund's directors feel confident that they will be able to comply with the new laws. "I don't feel that my responsibilities have changed," says Pat. "Rather, while the standards of my fiduciary work are the same, I have been given more tools to do my job."

CONSISTENTLY EFFECTIVE

Directors' roles, like the investment environment in which they operate, are always evolving. Given their ever-growing duties, directors place great emphasis on teamwork, capitalizing on their pool of experience and their multiple points of view. "When I consider my role as director," Leonade Jones emphasizes, "it's not just as an individual but as part of a group of committed professionals. We grapple with these questions together so that, as a whole, we provide the consistency to be effective over time. That improves the process and ultimately improves the fund for shareholders."

[photo of Henry E. Riggs]
[Begin Caption]
HENRY E. RIGGS, DIRECTOR SINCE 1989

Hank is the founder, chairman and president emeritus of the Keck Graduate Institute of Applied Life Sciences, the first U.S. graduate school to focus on training professionals for careers in the biosciences. An engineer by training, with a specialization in finance, he is the author of several books on managing technology and engineering companies.
[End Caption]

[photo of Patricia K. Woolf]
[Begin Caption]
PATRICIA K. WOOLF, PH.D., DIRECTOR SINCE 1985

A specialist in ethics in scientific research, Pat is a lecturer in the molecular biology department at Princeton University. She also sits on the board of governors for the Investment Company Institute, the national association of mutual funds, and is a director of several major U.S. corporations.
[End Caption]

UP FOR DISCUSSION

The Income Fund of America's independent directors meet on a regular basis to discuss a range of issues concerning the operation and management of the fund.

[photo of the fund's independent directors]

[Begin Caption]
The fund's independent directors, during a recent meeting in San Francisco. [End Caption]

The general board meeting takes place quarterly, usually at one of Capital Research and Management Company's research offices. (The most recent one was held on August 14th.) Participants cover a long list of topics, among them: sales and redemptions; fund returns; declaration of the dividend; selection of independent auditors; regulatory developments; valuation of portfolio securities; investment outlook; the relative position of the portfolio; and expenses. Often, research analysts provide an update on developments in their industries.

The board will also hear reports from various committees, which likewise meet regularly. Portions of these meetings are "open" sessions, and include Capital representatives; others are "executive" sessions consisting of fund directors alone or with their outside counsel.

The Income Fund of America has four committees:

o The AUDIT COMMITTEE, which oversees the fund's accounting and financial reporting policies.

o The CONTRACTS COMMITTEE, which reviews and renews agreements between The Income Fund of America and its service providers -- Capital Research, American Funds Service Company and American Funds Distributors.

o The PROXY COMMITTEE, which votes on proxies of companies held in the portfolio; it also establishes procedures and policies for voting of proxies.

o The NOMINATING COMMITTEE, which reviews the composition and responsibilities of the board, as well as related issues such as compensation. It also selects and evaluates candidates for independent directors as needed.

Over time, this continual flow of information helps directors build a well-rounded perspective on the fund, enabling them to make appropriate decisions on behalf of shareholders.


THE PORTFOLIO AT A GLANCE

7/31/2003

[begin pie chart]

                                                                      Percent
                                                                       of net
Investment portfolio                                                   assets

U.S. equity-type securities                                              46.4 %
Non-U.S. equity-type securities                                          17.0
U.S. Treasury & agency obligations                                        6.2
Other fixed-income securities                                            25.7
Cash & equivalents                                                        4.7

[end pie chart]


                                                                      Percent
                                                                       of net
Five largest industries in equity-type holdings                        assets

Commercial banks                                                          6.0 %
Oil & gas                                                                 4.6
Electric utilities                                                        4.1
Real estate                                                               3.8
Diversified Telecommunication services                                    3.7



                                                                      Percent
                                                                       of net
Ten largest equity-type holdings                                       assets

FleetBoston Financial                                                     1.7 %
Weyerhaeuser                                                              1.3
Bristol-Myers Squibb                                                      1.3
Dow Chemical                                                              1.3
SBC Communications                                                        1.3
J.P. Morgan Chase                                                         1.1
Royal Dutch Petroleum/"Shell" Transport and Trading                       1.1
Societe Generale                                                          0.9
General Electric                                                          0.9
General Motors                                                            0.9


July 31, 2002

[begin pie chart]
                                                Percent
                                                 of net
Investment portfolio                             assets
U.S. equity-type securities                       44.1%
Non-U.S. equity-type securities                     13.7
U.S. Treasury & agency obligations                   4.9
Other fixed-income securities                       22.7
Cash & equivalents                                  14.6
[end pie chart]




                                                             Percent
                                                              of net
FIVE LARGEST INDUSTRIES IN EQUITY-TYPE HOLDINGS               assets

Banks                                                           4.3%
Electric utilities                                              4.3
Real estate                                                     4.2
Oil & gas                                                       4.1
Diversified telecommunication services                          3.5



                                                            Percent
                                                             of net
TEN LARGEST EQUITY-TYPE HOLDINGS                             assets

Ford Motor Co. Capital Trust                                   1.6%
Weyerhaeuser                                                   1.3
J.P. Morgan Chase                                              1.1
R.J. Reynolds Tobacco Holdings                                 1.1
PACCAR                                                         1.0
Royal Dutch Petroleum/
"Shell" Transport and Trading                                  1.0
Philip Morris                                                  1.0
May Department Stores                                           .9
Wachovia                                                        .9
General Motors                                                  .9



Investment portfolio

July 31, 2003



                                                                                            Shares          Market      Percent
                                                                                      or principal           value       of net
Equity securities                                                                           amount            (000)      assets

COMMERCIAL BANKS  -  5.97%
FleetBoston Financial Corp.                                                             16,973,000     $   527,691        1.73%
Societe Generale                                                                         4,116,600         288,420          .94
Wachovia Corp.                                                                           4,000,000         174,760          .57
Bank of America Corp.                                                                    1,978,500         163,365          .53
Comerica Inc.                                                                            2,240,000         108,595          .36
Bank of Nova Scotia                                                                      2,400,000         102,913          .34
Svenska Handelsbanken Group, Class A                                                     5,400,000          86,555          .28
Westpac Banking Corp.                                                                    7,718,661          83,027          .27
Commonwealth Bank of Australia                                                           4,190,090          80,998          .27
PNC Financial Services Group, Inc.                                                       1,650,000          80,767          .26
ABN AMRO Holding NV                                                                      3,535,701          67,820          .22
Lloyds TSB Group PLC                                                                     4,425,000          34,333          .11
NB Capital Corp. 8.35% exchangeable preferred depositary shares                            520,000          14,378          .05
HBOS PLC                                                                                   920,000          11,454          .04
                                                                                                         1,825,076         5.97

OIL & GAS  -  4.57%
Royal Dutch Petroleum Co. (New York registered)                                          4,195,000         182,818
"Shell" Transport and Trading Co., PLC                                                  17,475,000         109,340
"Shell" Transport and Trading Co., PLC (ADR)                                               763,900          28,944         1.05
ChevronTexaco Corp.                                                                      3,200,000         230,752          .76
Marathon Oil Corp.                                                                       8,735,000         224,839          .74
Sunoco, Inc.                                                                             3,800,000         140,600          .46
ConocoPhillips                                                                           2,300,000         120,382          .39
ENI SpA                                                                                  6,910,000         101,773          .33
Unocal Corp.                                                                             3,200,000          93,728          .31
Exxon Mobil Corp.                                                                        2,080,000          74,006          .24
Occidental Petroleum Corp.                                                               2,000,000          65,380          .21
Husky Energy Inc.                                                                        1,920,000          25,379          .08
                                                                                                         1,397,941         4.57

ELECTRIC UTILITIES  -  4.07%
Dominion Resources, Inc.                                                                 2,840,000         170,684
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                       451,000 units          25,324          .64
Ameren Corp.                                                                             4,660,300         194,614          .64
E.ON AG                                                                                  3,690,000         190,820          .63
Consolidated Edison, Inc.                                                                4,250,000         168,767          .55
American Electric Power Co., Inc.                                                        4,706,300         132,059
American Electric Power Co., Inc. 9.25% convertible preferred 2005                         460,000          21,344          .50
Scottish Power PLC                                                                      22,513,600         131,282          .43
DTE Energy Co.                                                                           3,565,000         127,306          .42
Progress Energy, Inc.                                                                      911,924          37,152          .12
FPL Group, Inc.                                                                            405,000          24,976          .08
TXU Corp., Series C, 8.75% convertible preferred 2004                                585,000 units          18,691          .06
                                                                                                         1,243,019         4.07

REAL ESTATE  -  3.75%
Equity Residential                                                                       5,135,000         143,266
Equity Residential, Series G, 7.25% convertible preferred depositary shares                600,000          15,516          .52
Health Care Property Investors, Inc.                                                     2,492,900         109,264          .36
Boston Properties, Inc.                                                                  2,195,000          95,022          .31
Kimco Realty Corp.                                                                       2,280,000          93,320          .31
Developers Diversified Realty Corp.                                                      3,100,000          92,070          .30
Weingarten Realty Investors                                                              2,107,500          91,360          .30
Hang Lung Properties Ltd.                                                               70,000,000          73,601          .24
Equity Office Properties Trust                                                           2,475,000          68,656          .22
Sun Hung Kai Properties Ltd.                                                             7,230,000          42,923          .14
Nationwide Health Properties, Inc.                                                       2,000,000          34,240
Nationwide Health Properties, Inc., Series A, 7.677% preferred cumulative
  step-up premium rate                                                                      50,000           3,658          .12
Plum Creek Timber Co., Inc.                                                              1,370,000          37,209          .12
Regency Realty Corp.                                                                       800,000          29,104          .10
iStar Financial, Inc.                                                                      800,000          29,000          .09
ProLogis, Series D, 7.92% preferred                                                      1,060,000          26,850          .09
AMB Property Corp.                                                                         895,000          25,149          .08
Unibail Holding                                                                            280,000          21,002          .07
Archstone-Smith Trust                                                                      777,000          20,085          .07
Hysan Development Co. Ltd.                                                              21,001,854          17,908          .06
Hang Lung Group Ltd.                                                                    17,400,000          16,064          .05
CenterPoint Properties Corp.                                                               240,000          15,264          .05
Duke Realty Corp., Series B, 7.99% preferred cumulative step-up premium rate               300,000          15,197          .05
Public Storage, Inc., Series V, 7.50%, cumulative preferred depositary shares              400,000          10,600          .04
Simon Property Group, Inc., Series G, 7.89% preferred cumulative step-up premium
  rate                                                                                     200,000          10,556          .03
New Plan Realty Trust, Series D, 7.80% preferred cumulative step-up premium rate           112,500           5,439          .02
FelCor Lodging Trust Inc.                                                                  450,000           4,027          .01
                                                                                                         1,146,350         3.75

DIVERSIFIED TELECOMMUNICATION SERVICES  -  3.69%
SBC Communications Inc.                                                                 16,300,000         380,768         1.25
AT&T Corp.                                                                               7,917,000         168,315          .55
BCE Inc.                                                                                 5,736,706         127,125          .41
Telefonos de Mexico, SA de CV, Class L (ADR)                                             3,600,000         111,096          .36
ALLTEL Corp. 7.75% 2005                                                            1,830,000 units          87,840          .29
Deutsche Telekom AG  (1)                                                                 5,000,000          76,131          .25
Verizon Communications Inc.                                                              2,000,000          69,720          .23
Swisscom AG                                                                                222,200          61,785          .20
CenturyTel, Inc. 6.875% ACES 2005                                                  1,550,000 units          42,904          .14
Netia Holdings SA  (1)                                                                   2,459,749           2,268          .01
NTL Inc.  (1)                                                                                  100               4          .00
Allegiance Telecom, Inc., warrants, expire 2008  (1) (2)  (3)                               20,000               2          .00
NTL Europe, Inc., Series A, 10.00% preferred 2023                                              100               0          .00
GT Group Telecom Inc., warrants, expire 2010   (1) (2) (3)                                  15,000               0          .00
XO Communications, Inc. 14.00% preferred 2009 (1)  (4)                                          12               0          .00
                                                                                                         1,127,958         3.69

FOOD PRODUCTS  -  3.21%
Sara Lee Corp.                                                                          15,000,000         280,350          .92
H.J. Heinz Co.                                                                           5,175,000         176,260          .58
Unilever NV (New York registered)                                                        2,780,000         157,014          .51
General Mills, Inc.                                                                      3,115,000         142,885          .47
Kellogg Co.                                                                              3,475,000         119,297          .39
ConAgra Foods, Inc.                                                                      4,550,000         102,511          .33
Unilever PLC                                                                               250,000           2,050          .01
                                                                                                           980,367         3.21

PHARMACEUTICALS  -  3.20%
Bristol-Myers Squibb Co.                                                                15,250,000         399,550         1.31
Schering-Plough Corp.                                                                   10,400,000         176,592          .58
Eli Lilly and Co.                                                                        1,600,000         105,344          .34
Merck & Co., Inc.                                                                        1,585,000          87,619          .29
Sepracor Inc. 5.00% convertible subordinated debentures 2007                         $  31,000,000          28,559
Sepracor Inc. 5.75% convertible notes 2006 (2)                                       $  23,570,000          22,185
Sepracor Inc. 5.75% convertible notes 2006                                            $  7,430,000           6,993          .19
AstraZeneca PLC                                                                          1,300,000          52,529          .17
UCB NV                                                                                   1,638,913          40,111          .13
Wyeth                                                                                      725,000          33,045          .11
Pfizer Inc                                                                                 560,000          18,682          .06
Elan Finance Corp. Ltd. 0% convertible notes 2018                                    $  12,000,000           6,660          .02
                                                                                                           977,869         3.20

PAPER & FOREST PRODUCTS  -  2.82%
Weyerhaeuser Co.                                                                         7,152,000         402,586         1.32
International Paper Co.                                                                  4,839,640         189,327
International Paper Co., Capital Trust 5.25% convertible preferred 2025                    400,000          20,000          .68
UPM-Kymmene Corp.                                                                        8,600,000         140,319          .46
Stora Enso Oyj, Class R                                                                  3,864,275          48,547          .16
MeadWestvaco Corp.                                                                       1,400,000          33,894          .11
Holmen AB, Class B                                                                         942,900          27,009          .09
                                                                                                           861,682         2.82

INSURANCE  -  2.63%
St. Paul Companies, Inc.                                                                 2,707,400          95,219
St. Paul Companies, Inc., Series E, 9.00% 2005                                       600,000 units          39,528          .44
Allstate Corp.                                                                           3,035,000         115,421          .38
SAFECO Corp.                                                                             2,300,000          85,629          .28
XL Capital Ltd., Class A                                                                 1,015,000          80,692          .26
Chubb Corp. 7.00% convertible preferred 2005                                       1,800,000 units          48,834
Chubb Corp.                                                                                400,000          25,920          .25
UnumProvident Corp. 8.25%, ACES convertible 2006                                   2,075,000 units          63,080          .21
Lincoln National Corp.                                                                   1,500,000          56,010          .18
Arthur J. Gallagher & Co.                                                                2,050,000          54,386          .18
American Financial Group, Inc.                                                           1,742,300          39,899          .13
American International Group, Inc.                                                         492,150          31,596          .10
Mercury General Corp.                                                                      500,000          23,300          .08
Irish Life & Permanent PLC                                                               1,791,800          19,732          .06
Royal & Sun Alliance Insurance Group PLC                                                 6,080,200          14,822          .05
ACE Ltd., Series C, preferred depositary shares                                            360,000           9,054          .03
                                                                                                           803,122         2.63

CHEMICALS  -  2.49%
Dow Chemical Co.                                                                        11,300,000         398,890         1.30
DSM NV                                                                                   3,072,005         137,735          .45
E.I. du Pont de Nemours and Co.                                                          2,700,000         118,638          .39
Lyondell Chemical Co.                                                                    7,050,000         105,538          .35
                                                                                                           760,801         2.49

MACHINERY  -  2.05%
Caterpillar Inc.                                                                         3,310,000         223,326          .73
Volvo AB, Class B                                                                        5,727,700         140,330          .46
Cummins Inc.                                                                             1,600,000          74,128
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031                             244,000          14,731
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (2)                        178,000          10,747          .33
Deere & Co.                                                                              1,590,000          80,740          .26
Pentair, Inc.                                                                            1,066,100          43,017          .14
Federal Signal Corp.                                                                     1,200,000          23,940          .08
Metso Oyj                                                                                1,779,998          16,962          .05
                                                                                                           627,921         2.05

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.48%
Solectron Corp. 0% LYON convertible notes 2020                                       $ 243,600,000         137,025
Solectron Corp. 7.25% ACES convertible preferred 2004                              2,180,000 units          32,940          .56
Sanmina Corp. 0% convertible subordinated debentures 2020                           $  161,000,000          78,085
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                     $  33,500,000          29,731          .35
Celestica Inc. 0% convertible debentures 2020                                       $  181,000,000          94,120          .31
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (5)                     $  50,092,600          49,091
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (2)  (5)                $  30,185,000          29,581          .26
DDi Corp. 5.25% convertible subordinated notes 2008 (6)                              $  10,000,000             500          .00
                                                                                                           451,073         1.48

TOBACCO  -  1.46%
Altria Group, Inc.                                                                       4,860,000         194,449          .64
R.J. Reynolds Tobacco Holdings, Inc.                                                     3,411,600         121,180          .40
Gallaher Group PLC                                                                       7,911,186          71,867          .23
Imperial Tobacco Group PLC                                                               2,765,839          43,453          .14
UST Inc.                                                                                   500,000          16,625          .05
                                                                                                           447,574         1.46

CAPITAL MARKETS  -  1.44%
J.P. Morgan Chase & Co.                                                                  9,900,000         346,995         1.13
Allied Capital Corp.                                                                     3,476,099          81,862          .27
Bank of New York Co., Inc.                                                                 400,000          12,048          .04
                                                                                                           440,905         1.44

AUTOMOBILES  -  1.42%
General Motors Corp.                                                                     7,150,000         267,624
General Motors Corp., Series B, 5.25% convertible debentures 2032                      $   788,000          17,060          .93
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
  2032                                                                                   3,427,300         149,602          .49
                                                                                                           434,286         1.42

MULTI-UTILITIES & UNREGULATED POWER  -  1.37%
National Grid Transco PLC                                                               32,400,000         200,903          .66
Duke Energy Corp.                                                                        3,484,000          61,144
Duke Energy Corp. 8.25% convertible preferred 2004                                 1,691,000 units          23,370          .28
MDU Resources Group, Inc.                                                                2,002,400          63,516          .21
Williams Companies, Inc. 9.00% FELINE PACS convertible preferred 2005              3,960,000 units          40,669
Williams Companies, Inc.                                                                 3,222,600          20,464          .20
AES Trust VII 6.00% convertible preferred 2008                                             200,000           7,600          .02
                                                                                                           417,666         1.37

INDUSTRIAL CONGLOMERATES  -  1.35%
General Electric Co.                                                                    10,023,000         285,054          .93
3M Co.                                                                                     400,000          56,080          .19
Tyco International Group SA, Series B, 3.125% convertible debentures 2023 (2)        $  50,000,000          52,813          .17
Smiths Group PLC                                                                         1,600,000          18,814          .06
                                                                                                           412,761         1.35

GAS UTILITIES  -  1.34%
Enbridge Inc.                                                                            6,153,211         219,477          .72
NiSource Inc.                                                                            7,777,565         150,107          .49
Kinder Morgan, Inc.                                                                        755,000          40,393          .13
                                                                                                           409,977         1.34

ELECTRICAL EQUIPMENT  -  1.08%
Emerson Electric Co.                                                                     2,660,000         142,842          .47
Hubbell Inc., Class B                                                                    2,893,100          99,233          .32
Cooper Industries, Inc., Class A                                                         2,000,000          88,660          .29
                                                                                                           330,735         1.08

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  1.00%
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                       $ 120,000,000         122,550          .40
ASM Lithography Holding NV 5.75% convertible notes 2006 (2)                          $  57,500,000          63,181
ASM Lithography Holding NV 4.25% convertible debentures 2004 (2)                     $  40,000,000          40,000
ASM Lithography Holding NV 4.25% convertible debentures 2004                         $  12,000,000          12,000          .38
Micron Technology, Inc. 2.50% convertible notes 2010  (2)                            $  32,000,000          44,760          .14
Cypress Semiconductor Corp. 3.75% convertible subordinated notes 2005                 $  8,296,000           8,244          .03
RF Micro Devices, Inc. 3.75% convertible subordinated notes 2005                      $  8,330,000           8,205          .03
ZiLOG, Inc.  (1)                                                                           910,000           3,504
ZiLOG, Inc. - MOD III Inc.  (1) (3)                                                            910             487          .01
LSI Logic Corp. 4.00% convertible notes 2006                                          $  3,000,000           2,850          .01
                                                                                                           305,781         1.00

DIVERSIFIED FINANCIAL SERVICES  -  0.95%
ING Groep NV                                                                             6,026,206         121,822          .40
Brascan Corp., Class A                                                                   2,157,300          52,930          .17
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
  securities  (2)                                                                        1,125,000          28,582
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual
  preferred capital securities (2)                                                         195,000           5,119          .11
GATX Corp.                                                                               1,500,000          32,880          .11
Fortis                                                                                   1,700,000          30,966          .10
Wharf (Holdings) Ltd.                                                                    5,000,000           9,777          .03
Wilshire Financial Services Group Inc. (1) (7)                                           2,150,517           9,075          .03
                                                                                                           291,151          .95

AEROSPACE & DEFENSE  -  0.95%
Raytheon Co.                                                                             3,408,900         104,653
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006                         1,580,000 units          89,776          .64
Honeywell International Inc.                                                             2,383,400          67,403          .22
Northrop Grumman Corp. 7.25% convertible preferred 2004                              266,670 units          27,667          .09
                                                                                                           289,499          .95

MULTILINE RETAIL  -  0.85%
May Department Stores Co.                                                               10,543,000         260,518          .85


FOOD & STAPLES RETAILING  -  0.80%
Albertson's, Inc.                                                                        9,040,000         170,494          .56
Woolworths Ltd.                                                                          9,610,903          73,443          .24
                                                                                                           243,937          .80

METALS & MINING  -  0.76%
Alcoa Inc.                                                                               3,200,000          88,864          .29
Phelps Dodge Corp.  (1)                                                                    875,000          36,916
Phelps Dodge Corp., Series A, 6.75% mandatory convertible preferred shares
 (MEDS) 2005                                                                               200,000          21,150          .19
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                           658,000          22,918
Cia. Vale do Rio Doce, Class A, preferred nominative                                       651,500          20,657          .14
Inco Ltd. 0% convertible notes LYON 2021                                             $  26,000,000          17,973          .06
CONSOL Energy Inc.                                                                         553,800          10,328          .03
Freeport-McMoRan Copper & Gold Inc., Class B                                               300,000           8,037          .03
Massey Energy Co. 4.75% convertible note 2023 (2)                                     $  7,000,000           6,904          .02
                                                                                                           233,747          .76

COMMUNICATIONS EQUIPMENT  -  0.62%
Motorola, Inc. 7.00% convertible preferred 2004                                    2,390,000 units          79,229          .26
AT&T Corp. Liberty Media Group 3.50% convertible debentures 2031 (2)                 $  55,000,000          37,400
Liberty Media Corp. 3.50% exchangeable debentures 2031                                $  5,000,000           3,400          .13
Nortel Networks Corp. 4.25% convertible notes 2008 (2)                               $  40,000,000          33,650          .11
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007                     $  20,000,000          19,100          .06
Corning Inc. 0% convertible debentures 2015                                          $  22,256,000          16,942          .06
                                                                                                           189,721          .62

IT SERVICES  -  0.49%
Electronic Data Systems Corp.                                                            5,550,000         123,599
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                            1,150,900 units          25,734          .49
                                                                                                           149,333          .49

WIRELESS TELECOMMUNICATION SERVICES  -  0.41%
American Tower Corp. 5.00% convertible debentures 2010                               $  38,100,000          34,576
American Tower Corp. 6.25% convertible notes 2009                                    $  19,850,000          18,882
American Tower Corp., warrants, expire 2008   (1) (2)                                        3,000             338          .18
SpectraSite, Inc.  (1) (3)                                                                 522,576          25,985          .08
Nextel Communications, Inc., Class A   (1) (3)                                             945,920          17,272
Nextel Communications, Inc., Series E, 11.125% exchangeable preferred,
 redeemable 2010  (4)                                                                        3,439           3,714          .07
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009  (4)                  11,603          11,719
Dobson Communications Corp. 12.25% senior exchangeable preferred 2008  (4)                   4,558           4,604          .05
Sprint Corp. 7.125% convertible preferred 2004                                     1,000,000 units           7,900          .03
                                                                                                           124,990          .41

CONTAINERS & PACKAGING  -  0.39%
Temple-Inland Inc.                                                                         995,000          46,158
Temple-Inland Inc. 7.50% Upper DECS 2005                                             690,000 units          32,810          .26
Amcor Ltd.  (2)                                                                          4,000,000          21,708
Amcor Ltd.                                                                               3,370,000          18,289          .13
                                                                                                           118,965          .39

SPECIALTY RETAIL  -  0.39%
Kingfisher PLC  (1)                                                                     12,121,628          54,619          .18
Gap, Inc. 5.75% convertible notes 2009 (2)                                           $  28,000,000          36,540
Gap, Inc. 5.75% convertible notes 2009                                                $  6,000,000           7,830          .15
Toys "R" Us, Inc. 6.25% 2005                                                         500,000 units          18,700          .06
                                                                                                           117,689          .39

BEVERAGES  -  0.28%
Southcorp Ltd.                                                                          29,712,357          55,416          .18
Lion Nathan Ltd.                                                                         8,258,412          28,933          .10
                                                                                                            84,349          .28

INTERNET & CATALOG RETAIL  -  0.26%
Amazon.com, Inc. 4.75% convertible subordinated debentures 2009                      $  85,375,000          79,826          .26


CONSUMER FINANCE  -  0.23%
Capital One Financial Corp. 6.25% Upper DECS 2005                                    940,000 units          37,638          .12
Providian Financial Corp. 3.25% convertible debentures 2005                          $  34,220,700          31,611          .11
                                                                                                            69,249          .23

OTHER INDUSTRIES -  0.64%
Pitney Bowes Inc.                                                                        1,200,000          45,720          .15
Interpublic Group of Companies, Inc.                                                     1,400,000          19,320
Interpublic Group of Companies, Inc. 1.87% convertible subordinated notes
  2006 (2)                                                                           $  17,000,000          15,109          .11
Baxter International Inc. 7.00% convertible preferred 2006                                 675,000          34,351          .11
ImClone Systems Inc. 5.50% convertible notes 2005                                    $  20,000,000          20,525          .07
Hewlett-Packard Co.                                                                        750,000          15,878          .05
Kimberly-Clark Corp.                                                                       309,000          14,956          .05
Fluor Corp.                                                                                350,300          12,481          .04
Kansas City Southern, 4.25% covertible preferred  (2)                                       15,000           7,607          .03
Foster Wheeler Ltd. 6.50% convertible subordinated notes 2007 (2)                    $  15,000,000           4,500          .02
Union Pacific Capital Trust 6.25% TIDES convertible preferred 2028  (2)                     61,105           3,093          .01
UnitedGlobalCom, Inc., Class A (formerly United Pan-Europe Communications NV)
  (1) (2) (3)                                                                              237,090           1,353          .00
Clarent Hospital Corp.  (1) (7)                                                            453,247             793          .00
AMF Bowling Worldwide, Inc. 0% convertible debentures 2018 (2) (3) (6)               $  26,391,000               3          .00
TI Automotive Ltd., Class A  (1) (3)                                                     7,000,000               0          .00
Protection One, Inc., warrants, expire 2005   (1) (2) (3)                                   57,600               0          .00
                                                                                                           195,689          .64

Miscellaneous  -  4.96%
Other equity securities in initial period of acquisition                                                 1,515,856         4.96


Total equity securities (cost: $18,250,771,000)                                                         19,367,383        63.37



                                                                                         Principal          Market      Percent
                                                                                            amount           value       of net
Bonds & notes                                                                                 (000)           (000)      assets

WIRELESS TELECOMMUNICATION SERVICES  -  3.11%
Nextel Communications, Inc.:
 9.75% 2007                                                                            $    39,675     $    41,064
 9.95% 2008                                                                                107,375         112,207
 12.00% 2008                                                                                 4,000           4,300
 7.375% 2015                                                                                 5,000           4,900          .53
ACC Escrow Corp. 10.00% 2011 (2)                                                            76,000          76,760
American Cellular Corp. 9.50% 2009 (6)                                                      54,075          33,797
Dobson Communications Corp. 10.875% 2010                                                    20,500          21,627
Dobson/Sygnet Communications Co. 12.25% 2008                                                15,250          16,241          .49
AT&T Wireless Services, Inc.:
 7.50% 2007                                                                                 34,250          38,611
 7.875% 2011                                                                                 8,305           9,366
 8.125% 2012                                                                                31,630          36,196
 8.75% 2031                                                                                  5,000           5,782
TeleCorp PCS, Inc.:
 0%/11.625% 2009 (8)                                                                        24,449          25,549
 10.625% 2010                                                                                5,300           6,406
Tritel PCS, Inc.:
 0%/12.75% 2009 (8)                                                                          2,975           3,153
 10.375% 2011                                                                               13,776          16,927          .46
Nextel Partners, Inc.:
 12.50% 2009                                                                                31,750          35,242
 11.00% 2010                                                                                34,100          36,317
 8.125% 2011 (2)                                                                            23,525          21,996          .31
Triton PCS, Inc.:
 8.75% 2011                                                                                 11,000          10,725
 9.375% 2011                                                                                15,000          15,150
 8.50% 2013 (2)                                                                             58,750          61,394          .29
Crown Castle International Corp.: (8)
 0%/10.375% 2011                                                                            37,700          37,134
 0%/11.25% 2011                                                                             45,000          43,875          .26
American Tower Corp. 9.375% 2009                                                            51,225          52,506
American Towers, Inc. 0%/12.25% 2008 (8)                                                     3,000           1,995          .18
Western Wireless Corp.:
 10.50% 2006                                                                                 2,000           2,050
 9.25% 2013 (2)                                                                             48,475          46,294          .16
Cricket Communications, Inc.: (5)  (6)
 6.1875% 2007                                                                               21,070           8,217
 6.1875% 2007                                                                               10,750           4,192
 6.375% 2007                                                                                 5,875           2,291
 6.625% 2007                                                                                 4,335           1,691
 9.50% 2007                                                                                 78,250          30,517          .15
Centennial Cellular Corp. 10.75% 2008                                                       26,235          23,743
Centennial Communications Corp. and Centennial Cellular Operating Co.
  LLC 10.125% 2013 (2)                                                                      16,000          15,720          .13
Vodafone Group PLC:
 7.75% 2010                                                                                 16,750          19,646
 5.375% 2015                                                                                 5,000           4,927          .08
AirGate PCS, Inc. 0%/13.50% 2009 (8)                                                        20,350          11,294
iPCS, Inc. 0%/14.00% 2010  (6) (8)                                                          12,590             692          .04
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                              9,000           9,631          .03
PageMart Wireless, Inc.: (3) (6)
 15.00% 2005                                                                                19,410               2
 11.25% 2008                                                                                33,500               3          .00
                                                                                                           950,130         3.11

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.60%
Sprint Capital Corp.:
 7.90% 2005                                                                                 14,110          15,218
 7.125% 2006                                                                                14,390          15,550
 6.00% 2007                                                                                 42,735          44,882
 7.625% 2011                                                                                38,827          41,864
 8.375% 2012                                                                                65,000          72,851
 6.90% 2019                                                                                 14,350          13,777
 8.75% 2032                                                                                  3,200           3,475          .68
AT&T Corp.: (5)
 7.00% 2006                                                                                 50,000          55,311
 7.80% 2011                                                                                 50,500          55,462          .36
Qwest Services Corp.: (2)
 13.00% 2007                                                                                17,895          19,058
 13.50% 2010                                                                                25,356          27,384
 14.00% 2014                                                                                 2,700           3,031
U S WEST, Inc. 7.20% 2004                                                                   25,000          25,062
Qwest Capital Funding, Inc.:
 7.75% 2006                                                                                  7,000           6,125
 7.90% 2010                                                                                 12,000           9,180
Qwest Corp. 8.875% 2012 (2)                                                                 12,400          12,772          .34
Deutsche Telekom International Finance BV:
 8.25% 2005 (5)                                                                             10,000          11,003
 3.875% 2008                                                                                 3,000           2,932
 8.50% 2010 (5)                                                                             41,170          48,589
 5.25% 2013                                                                                 17,630          16,919
 9.25% 2032 (5)                                                                             10,000          12,606
VoiceStream Wireless Corp. 10.375% 2009                                                          0               0          .30
France Telecom 9.25% 2011 (5)                                                               37,100          44,166
Orange PLC 8.75% 2006                                                                       18,345          21,196          .21
TELUS Corp. 8.00% 2011                                                                      42,550          47,632          .16
Koninklijke KPN NV:
 7.50% 2005                                                                                  2,000           2,214
 8.00% 2010                                                                                 33,950          40,239          .14
British Telecommunications PLC: (5)
 7.875% 2005                                                                                 7,000           7,839
 8.375% 2010                                                                                12,500          14,961          .07
Verizon Global Funding Corp. 6.125% 2007                                                    12,000          13,123
Verizon New York Inc., Series A, 6.875% 2012                                                 6,500           7,156          .07
PCCW-HKT Capital Ltd.:
 7.75% 2011 (2)                                                                             17,000          18,833
 7.75% 2011                                                                                    750             831          .06
Telewest Communications PLC: (6)
 9.875% 2010                                                                                 9,325           3,497
 0%/11.375% 2010 (8)                                                                        35,250          10,222
TeleWest PLC: (6)
 9.625% 2006                                                                                   450             171
 11.00% 2007                                                                                 5,325           2,030          .05
Comcast UK Cable Partners Ltd. 11.20% 2007                                                  13,375          13,208          .04
Singapore Telecommunications Ltd.:
 6.375% 2011 (2)                                                                               175             191
 6.375% 2011                                                                                 3,825           4,176
 7.375% 2031 (2)                                                                             6,000           6,881          .04
Cincinnati Bell Inc. 7.25% 2013 (2)                                                          8,375           7,977          .03
Telefonos de Mexico, SA 8.25% 2006                                                           5,000           5,562          .02
COLT Telecom Group PLC 12.00% 2006                                                           5,000           5,075          .02
CFW Communications Co. 13.00% 2010 (3) (6)                                                  10,200           4,590          .01
GT Group Telecom Inc. 0%/13.25% 2010 (6) (8)                                                15,000              75          .00
                                                                                                           794,896         2.60

MEDIA  -  1.94%
Time Warner Inc.:
 7.75% 2005                                                                                  9,500          10,302
 8.18% 2007                                                                                 30,000          34,249
AOL Time Warner Inc.:
 5.625% 2005                                                                                 5,000           5,255
 6.875% 2012                                                                                 7,750           8,326
 7.625% 2031                                                                                 6,500           6,764
Time Warner Companies, Inc.:
 9.125% 2013                                                                                 5,000           6,026
 7.25% 2017                                                                                  8,000           8,513          .26
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                                 6,750           7,773
 6.20% 2008                                                                                 14,000          15,119
 6.875% 2009                                                                                 7,000           7,733
TCI Communications, Inc. 8.00% 2005                                                         15,000          16,459
Comcast Corp. 7.05% 2033                                                                     7,000           7,017
Lenfest Communications, Inc. 7.625% 2008                                                     2,000           2,235          .19
Clear Channel Communications, Inc.:
 7.25% 2003                                                                                 12,400          12,477
 6.00% 2006                                                                                  5,000           5,389
 4.625% 2008                                                                                17,125          17,494
 5.75% 2013                                                                                  3,500           3,546
Chancellor Media Corp. of Los Angeles 8.00% 2008                                            15,000          16,950          .18
CBS Corp. 7.15% 2005                                                                        26,500          28,803
Viacom Inc.:
 6.40% 2006                                                                                  3,000           3,275
 5.625% 2007                                                                                 5,000           5,385
 7.70% 2010                                                                                 10,000          11,760
 6.625% 2011                                                                                 5,000           5,543          .18
Liberty Media Corp.:
 7.75% 2009                                                                                 10,950          11,966
 7.875% 2009                                                                                24,600          27,035
 8.25% 2030                                                                                 13,700          14,105          .17
British Sky Broadcasting Group PLC:
 6.875% 2009                                                                                10,000          10,950
 8.20% 2009                                                                                 16,250          18,606          .10
News America Inc. 6.75% 2038                                                                15,000          15,863
News America Holdings Inc. 7.75% 2045                                                       10,347          11,147          .09
Adelphia Communications Corp.: (6)
 10.25% 2006                                                                                13,975           9,416
 10.25% 2011                                                                                14,650          10,255
Century Communications Corp. 0% 2003 (6) (9)                                                 9,000           5,490          .08
Young Broadcasting Inc.:
 Series B, 8.75% 2007                                                                        7,209           7,281
 10.00% 2011                                                                                15,640          17,008          .08
Charter Communications Holdings, LLC:
 8.25% 2007                                                                                 11,150           8,948
 10.75% 2009                                                                                 6,250           5,047
 0%/13.50% 2011 (8)                                                                          6,900           4,140          .06
PanAmSat Corp. 6.125% 2005                                                                  17,000          17,404          .06
Univision Communications Inc. 7.85% 2011                                                    14,700          16,592          .06
CSC Holdings, Inc.:
 7.25% 2008                                                                                  8,000           7,860
 8.125% 2009                                                                                 8,000           7,960          .05
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013 (2)                        12,000          13,320          .04
Cox Communications, Inc.:
 7.75% 2010                                                                                  3,000           3,467
 4.625% 2013                                                                                10,000           9,302          .04
RH Donnelley Inc.: (2)
 8.875% 2010                                                                                10,500          11,419
 10.875% 2012                                                                                1,000           1,130          .04
EchoStar DBS Corp. 9.125% 2009                                                              11,375          12,541          .04
Regal Cinemas Corp., Series B, 9.375% 2012                                                   7,250           8,047          .03
Cox Radio, Inc.:
 6.375% 2005                                                                                 2,000           2,126
 6.625% 2006                                                                                 4,550           4,889          .02
Hollinger Participation Trust 12.125% 2010 (2)  (4)  (5)                                     3,168           3,643
CanWest Media Inc., Series B, 10.625% 2011                                                   3,000           3,360          .02
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                                       6,250           6,516          .02
LBI Media, Inc. 10.125% 2012                                                                 5,500           5,981          .02
Emmis Communications Corp. 0%/12.50% 2011 (8)                                                6,379           5,486          .02
Gannett Co., Inc. 4.95% 2005                                                                 5,000           5,246          .02
Antenna TV SA 9.00% 2007                                                                     5,250           5,066          .02
Cinemark USA, Inc. 9.00% 2013                                                                3,575           3,843          .01
Gray Communications Systems, Inc. 9.25% 2011                                                 3,500           3,780          .01
Hearst-Argyle Television, Inc. 7.00% 2018                                                    3,375           3,612          .01
Radio One, Inc., Series B, 8.875% 2011                                                       3,250           3,510          .01
Carmike Cinemas, Inc., Series B, 10.375% 2009                                                1,550           1,627          .01
                                                                                                           591,377         1.94

COMMERCIAL BANKS  -  1.79%
SB Treasury Co. LLC, Series A, 9.40%/10.925% noncumulative preferred (undated)
  (2)  (5)                                                                                 114,750         119,340
Sumitomo Mitsui Banking Corp. 8.00% 2012                                                    10,000          11,547          .43
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated)(2)(5)            51,700          52,707
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated)
  (2)  (5)                                                                                  13,800          13,766          .22
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (2)  (5)                              53,000          59,752
Societe Generale 7.85% (undated) (2)  (5)                                                    2,400           2,717          .20
HSBC Capital Funding LP: (2)  (5)
 Series 1, 9.547% noncumulative step-up perpetual preferred (undated)                       10,000          12,528
 Series 2, 10.176% noncumulative step-up perpetual preferred (undated)                      11,500          16,301
Household Finance Corp.:
 4.625% 2008                                                                                 2,000           2,061
 6.375% 2011                                                                                14,000          14,983
 6.375% 2012                                                                                 5,000           5,321
Midland Bank 1.375% Eurodollar note (undated) (5)                                            5,000           3,820
HSBC Holdings PLC 5.25% 2012                                                                 3,000           2,994          .19
Royal Bank of Scotland Group PLC:
 5.00% 2014                                                                                  2,000           1,938
 7.648% (undated) (5)                                                                       12,000          13,717
 Series 3, 7.816% (undated)                                                                 12,000          13,463
National Westminster Bank PLC 7.75% (undated) (5)                                            3,024           3,471
RBS Capital Trust I noncumulative trust preferred 4.709% (undated)                           2,500           2,327          .11
J.P. Morgan Chase & Co.:
 4.00% 2008                                                                                 20,000          20,221
 5.75% 2013                                                                                  5,000           5,105
J.P. Morgan & Co. Inc.:
 6.70% 2007                                                                                  5,000           5,534
 Series A, 6.00% 2009                                                                        2,500           2,690          .11
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated) (2)                10,000          12,235
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated) (2)(5)              4,200           4,790
BNP Paribas 5.125% 2015 (2)                                                                  3,000           2,916          .07
Tokai Preferred Capital Co. LLC, Series A, 9.98%/11.091% noncumulative
  preferred (undated) (2)  (5)                                                              19,000          19,525          .06
Development Bank of Singapore Ltd.: (2)
 7.875% 2010                                                                                 5,000           5,902
 7.125% 2011                                                                                 5,000           5,660
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
  shares (undated) (2)  (5)                                                                  6,500           7,312          .06
Skandinaviska Enskilda Banken 7.50% (undated) (2)  (5)                                      10,405          11,703          .04
Bank of America Corp. 5.125% 2014                                                           10,000           9,664          .03
Bayerische Landesbank, Series F, 2.50% 2006                                                  9,000           9,047          .03
Standard Chartered Bank 1.25% Eurodollar note (undated) (5)                                 15,000           8,843          .03
Credit Suisse First Boston (USA), Inc.:
 4.625% 2008                                                                                 5,000           5,158
 6.50% 2012                                                                                  3,000           3,239          .03
Bank of Scotland 7.00% (undated) (2)  (5)                                                    7,500           8,353          .03
Abbey National PLC:
 6.69% 2005                                                                                  2,000           2,186
 7.35% (undated) (5)                                                                         5,000           5,599          .03
Canadian Imperial Bank of Commerce 1.50% Eurodollar note 2085 (5)                           10,000           7,700          .02
Bank of Nova Scotia 1.50% Eurodollar note (undated) (5)                                     10,000           7,206          .02
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (2)  (5)                    5,000           5,626          .02
State Street Capital Trust II 1.79% 2008 (5)                                                 5,000           5,005          .01
Chevy Chase Bank, FSB 9.25% 2005                                                             4,000           4,030          .01
BANK ONE CORP. 4.90% 2015                                                                    3,000           2,856          .01
AB Spintab 7.50% (undated) (2)  (5)                                                          2,500           2,796          .01
Bayer Hypo-Vereinsbank 8.741% 2031 (2)                                                       1,750           1,779          .01
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated) (2)(5)              1,650           1,731          .01
                                                                                                           547,164         1.79

ELECTRIC UTILITIES  -  0.99%
Southern California Edison 8.00% 2007 (2)                                                   55,025          59,702
Edison Mission Energy:
 10.00% 2008                                                                                11,250           8,944
 7.73% 2009                                                                                 15,720          11,869
 9.875% 2011                                                                                15,280          11,995
Mission Energy Holding Co. 13.50% 2008                                                      21,355          10,784
Homer City Funding LLC 8.734% 2026 (10)                                                     10,000           9,825
Midwest Generation, LLC, Series B, 8.56% 2016 (10)                                           6,000           5,899          .39
Dominion Resources, Inc.:
 Series 2002-D, 5.125% 2009                                                                 21,500          22,084
 Series 2002-C, 5.70% 2012 (5)                                                               3,300           3,359
 Series E, 6.30% 2033                                                                        6,250           5,891
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                  8,000           8,544          .13
Israel Electric Corp. Ltd.: (2)
 7.70% 2018                                                                                 22,500          21,266
 8.10% 2096                                                                                 14,405          11,807          .11
Progress Energy, Inc.:
 6.75% 2006                                                                                  5,000           5,461
 6.05% 2007                                                                                  7,500           8,044
 5.85% 2008                                                                                  7,500           7,949
 7.10% 2011                                                                                  2,500           2,737
 7.00% 2031                                                                                  2,500           2,497          .09
Alabama Power Co.:
 Series U, 2.65% 2006                                                                        5,000           4,998
 Series X, 3.125% 2008                                                                       3,750           3,655
 Series R, 4.70% 2010                                                                        1,250           1,224
 Series Q, 5.50% 2017                                                                        5,000           5,027
Southern Power Co., Series B, 6.25% 2012                                                     9,000           9,566          .08
Cilcorp Inc.:
 8.70% 2009                                                                                  9,000          10,713
 9.375% 2029                                                                                 3,000           3,836          .05
Oncor Electric Delivery Co.:
 6.375% 2012                                                                                 8,615           9,265
 6.375% 2015 (2)                                                                             5,000           5,257          .05
Exelon Generation Co., LLC 6.95% 2011                                                       11,300          12,448
Exelon Corp. 6.75% 2011                                                                      1,000           1,103          .04
Constellation Energy Group, Inc. 6.125% 2009                                                12,000          12,847          .04
Appalachian Power Co., Series G, 3.60% 2008                                                  3,000           2,931          .01
                                                                                                           301,527          .99

AUTOMOBILES  -  0.99%
General Motors Acceptance Corp.:
 6.125% 2006                                                                                31,000          32,426
 6.75% 2006                                                                                  2,000           2,119
 6.125% 2007                                                                                18,250          18,714
 7.75% 2010                                                                                  9,500           9,945
 6.875% 2011                                                                                38,500          37,671
 7.25% 2011                                                                                 20,000          20,059
 6.875% 2012                                                                                 1,250           1,215
 8.00% 2031                                                                                  6,250           5,782
General Motors Corp.:
 7.20% 2011                                                                                 20,000          19,997
 7.125% 2013                                                                                 2,000           1,954          .49
Ford Motor Credit Co.:
 7.50% 2005                                                                                  1,000           1,058
 6.875% 2006                                                                                10,000          10,507
 6.50% 2007                                                                                 43,000          44,193
 5.80% 2009                                                                                  4,000           3,832
 7.375% 2009                                                                                 5,000           5,111
 7.25% 2011                                                                                 13,000          12,888
 7.375% 2011                                                                                20,750          20,602
Ford Motor Co. 7.45% 2031                                                                    5,000           4,281          .34
DaimlerChrysler North America Holding Corp.:
 6.40% 2006                                                                                  5,000           5,381
 4.05% 2008                                                                                  2,560           2,464
 4.75% 2008                                                                                  1,440           1,436
 7.20% 2009                                                                                 14,000          15,265
 7.75% 2011                                                                                 15,000          16,601
 7.30% 2012                                                                                  7,000           7,531          .16
                                                                                                           301,032          .99

OIL & GAS  -  0.84%
Premcor Refining Group Inc.:
 9.25% 2010                                                                                 13,875          14,916
 9.50% 2013                                                                                 54,465          59,095
 7.50% 2015 (2)                                                                             19,500          18,915
Clark Refining & Marketing, Inc.:
 8.375% 2007                                                                                 3,460           3,495
 8.875% 2007                                                                                 2,890           2,919
 8.625% 2008                                                                                 1,725           1,759
Port Arthur Finance Corp. 12.50% 2009 (10)                                                     601             709          .33
Western Oil Sands Inc. 8.375% 2012                                                          27,150          30,001          .10
Valero Energy Corp.:
 6.125% 2007                                                                                 7,555           8,107
 6.875% 2012                                                                                12,945          13,767          .07
Newfield Exploration Co.:
 Series B, 7.45% 2007                                                                        6,000           6,450
 7.625% 2011                                                                                 1,500           1,642
 8.375% 2012                                                                                11,400          12,369          .07
Devon Financing Corp., ULC 6.875% 2011                                                      17,000          18,784          .06
XTO Energy Inc.:
 7.50% 2012                                                                                  8,850           9,602
 6.25% 2013                                                                                  4,500           4,545          .04
Pogo Producing Co. 10.375% 2009                                                             10,000          10,800          .03
Oryx Energy Co. 8.125% 2005                                                                  8,500           9,381          .03
Pemex Project Funding Master Trust:
 7.875% 2009                                                                                 1,600           1,788
 7.375% 2014                                                                                 3,500           3,622
 8.625% 2022                                                                                   500             524          .02
OXYMAR 7.50% 2016 (2)                                                                        5,500           5,562          .02
ConocoPhillips 3.625% 2007                                                                   5,000           5,021          .02
Reliance Industries Ltd., Series B, 10.25% 2097                                              3,125           3,164          .01
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2)  (10)                                     3,620           3,122          .01
Teekay Shipping Corp. 8.875% 2011                                                            2,625           2,901          .01
CNOOC Finance (2003) Ltd. 4.125% 2013 (2)                                                    2,500           2,300          .01
PETRONAS Capital Ltd. 7.00% 2012 (2)                                                         2,000           2,199          .01
                                                                                                           257,459          .84

HOTELS, RESTAURANTS & LEISURE  -  0.83%
MGM Mirage, Inc. 8.50% 2010                                                                 22,830          25,570
Mirage Resorts, Inc.:
 6.625% 2005                                                                                 3,000           3,124
 7.25% 2006                                                                                  4,960           5,307
 6.75% 2008                                                                                 10,500          11,182
MGM Grand, Inc. 6.875% 2008                                                                  1,159           1,231          .15
Starwood Hotels & Resorts Worldwide, Inc.:
 7.375% 2007                                                                                12,350          12,844
 7.875% 2012                                                                                10,250          10,916
ITT Corp.:
 6.75% 2003                                                                                  2,500           2,534
 6.75% 2005                                                                                  8,675           9,022          .12
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                                       21,500          22,897          .08
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                                  3,000           3,052
 8.00% 2010                                                                                  2,250           2,334
 8.75% 2011                                                                                 15,400          16,459          .07
Premier Parks Inc. 9.75% 2007                                                               13,750          13,097
Six Flags, Inc.:
 9.50% 2009                                                                                  1,875           1,744
 8.875% 2010                                                                                 2,500           2,275          .06
International Game Technology 7.875% 2004                                                   16,000          16,707          .05
Mohegan Tribal Gaming Authority:
 8.125% 2006                                                                                 2,500           2,687
 6.375 2009 (2)                                                                             10,000           9,875
 8.375% 2011                                                                                 1,400           1,515
 8.00% 2012                                                                                  2,100           2,257          .05
Hyatt Equities, LLC 6.875% 2007 (2)                                                         13,000          13,201          .04
YUM  Brands, Inc. 7.70% 2012                                                                10,500          11,392          .04
Harrah's Operating Co., Inc.:
 7.875% 2005                                                                                 5,850           6,311
 7.125% 2007                                                                                 4,150           4,579          .04
Florida Panthers Holdings, Inc. 9.875% 2009                                                 10,000          10,650          .04
Hilton Hotels Corp.:
 7.625% 2008                                                                                 2,950           3,097
 7.20% 2009                                                                                  1,850           1,933
 8.25% 2011                                                                                  2,450           2,683
 7.625% 2012                                                                                 2,350           2,479          .03
Boyd Gaming Corp. 9.25% 2009                                                                 8,500           9,392          .03
Extended Stay America, Inc. 9.875% 2011                                                      4,500           4,815          .02
Carnival Corp. 6.15% 2008                                                                    2,480           2,639
Carnival Cruise Lines, Inc. 7.20% 2023                                                       1,625           1,653          .01
Buffets, Inc. 11.25% 2010                                                                      900             902          .00
                                                                                                           252,355          .83

CONSUMER FINANCE  -  0.75%
Capital One Bank:
 6.875% 2006                                                                                26,600          28,796
 4.875% 2008                                                                                19,000          19,092
 6.50% 2013                                                                                  5,000           4,735
Capital One Financial Corp.:
 7.25% 2003                                                                                 11,250          11,405
 7.25% 2006                                                                                  3,000           3,180
 8.75% 2007                                                                                  5,750           6,295
 7.125% 2008                                                                                25,850          26,968
Capital One Capital I 2.86% 2027 (2)  (5)                                                   13,500          10,155          .36
MBNA Corp.:
 5.625% 2007                                                                                10,000          10,430
 6.75% 2008                                                                                 12,500          13,678
 Series F, 7.50% 2012                                                                          600             677
 Series F, 6.125% 2013                                                                      13,500          13,991
 5.00% 2015                                                                                    150             138
 Series B, 2.11% 2027 (5)                                                                   32,000          25,761
MBNA America Bank, National Association:
 5.375% 2008                                                                                14,600          15,187
 6.625% 2012                                                                                 4,250           4,510          .27
USA Education, Inc. 5.625% 2007                                                             12,895          13,823
SLM Corp.:
 3.95% 2008                                                                                  3,000           2,978
 Series A, 5.00% 2015                                                                       10,000           9,633          .09
Providian Financial Corp., Series A,  9.525% 2027 (2)                                       10,000           8,550          .03
                                                                                                           229,982          .75

MULTI-UTILITIES & UNREGULATED POWER  -  0.73%
Williams Companies, Inc.:
 9.25% 2004                                                                                 20,000          20,350
 7.125% 2011                                                                                38,000          35,150
 8.125% 2012                                                                                12,910          12,458
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011                                  19,765          19,567
Williams Holdings of Delaware, Inc. 6.25% 2006                                              12,500          11,906
Northwest Pipeline Corporation 8.125% 2010                                                   7,500           7,744          .35
AES Corp.:
 10.00% 2005 (2)                                                                             2,500           2,562
 9.50% 2009                                                                                 15,965          15,167
 9.375% 2010                                                                                 6,066           5,793
 8.75% 2013 (2)                                                                             63,350          62,558
 9.00% 2015 (2)                                                                              4,750           4,714          .30
Southern Natural Gas Co. 8.00% 2032                                                         14,135          14,135
El Paso Corp. 7.875% 2012 (2)                                                                5,250           4,252          .06
Duke Capital Corp. 7.50% 2009                                                                7,500           8,087          .02
                                                                                                           224,443          .73

COMMERCIAL SERVICES & SUPPLIES  -  0.73%
Allied Waste North America, Inc.:
 Series B, 7.375% 2004                                                                       5,000           5,075
 Series B, 7.625% 2006                                                                      22,840          23,525
 8.50% 2008                                                                                  1,500           1,590
 Series B, 8.875% 2008                                                                      11,000          11,770
 10.00% 2009                                                                                56,825          60,163
Browning-Ferris Industries, Inc. 7.875% 2005                                                 3,000           3,090          .35
Cendant Corp.:
 6.875% 2006                                                                                 4,000           4,378
 6.25% 2008                                                                                 32,000          34,484
 7.375% 2013                                                                                22,750          25,330
 7.125% 2015                                                                                 4,500           4,888
PHH Corp. 7.125% 2013                                                                        6,250           6,701          .25
Waste Management, Inc.:
 7.00% 2006                                                                                  7,000           7,768
 6.50% 2008                                                                                  5,000           5,487
WMX Technologies, Inc.:
 6.375% 2003                                                                                 1,005           1,019
 7.10% 2026                                                                                 10,125          10,524
USA Waste Services, Inc. 7.00% 2004                                                          9,060           9,557          .11
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                      6,500           6,679          .02
Safety-Kleen Services, Inc. 9.25% 2008 (3) (6)                                              20,000             400
Safety-Kleen Corp. 9.25% 2009 (3) (6)                                                       10,000             200          .00
                                                                                                           222,628          .73

INSURANCE  -  0.67%
Prudential Holdings, LLC, Series C, 8.695% 2023 (2)  (10)                                   22,250          26,005
Prudential Funding, LLC 6.60% 2008 (2)                                                       2,000           2,222          .09
Monumental Global Funding Trust II: (2)
 2001-B, Series B, 6.05% 2006                                                                6,500           7,058
 2002-A, Series A, 5.20% 2007                                                               16,750          17,854          .08
Allstate Financial Global Funding LLC 5.25% 2007 (2)                                        16,750          18,006
Allstate Financing II 7.83% 2045                                                             5,000           5,324          .08
ReliaStar Financial Corp.:
 8.00% 2006                                                                                  8,000           9,130
 6.50% 2008                                                                                  3,000           3,267
ING Bank NV 5.125% 2015 (2)                                                                 10,000           9,657          .07
International Lease Finance Corp.:
 4.50% 2008                                                                                  4,000           4,042
 5.875% 2013                                                                                 5,000           5,062
ASIF Global Finance XVIII 3.85% 2007 (2)                                                     8,500           8,525          .06
MetLife, Inc. 3.911% 2005                                                                    9,760          10,083
Metropolitan Life Insurance 7.00% 2005 (2)                                                   5,000           5,461          .05
Nationwide Life Insurance Co. 5.35% 2007 (2)                                                 8,500           8,993
Nationwide Mutual Insurance Co. 7.875% 2033 (2)                                              5,000           5,336          .05
CNA Financial Corp.:
 6.75% 2006                                                                                  4,370           4,513
 6.45% 2008                                                                                  2,500           2,541
 6.60% 2008                                                                                  4,630           4,714
 7.25% 2023                                                                                  2,750           2,547          .05
Mangrove Bay Pass Through Trust  6.102% 2033 (2)                                            13,000          12,287          .04
Lincoln National Corp.:
 6.20% 2011                                                                                  5,000           5,253
 7.00% 2018                                                                                  6,000           6,741          .04
ACE Capital Trust II 9.70% 2030                                                              8,250          10,261          .03
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                          4,000           4,205          .01
Travelers Property Casualty Corp. 3.75% 2008                                                 3,000           2,988          .01
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (2)                                2,500           2,627          .01
Hartford Financial Services Group, Inc. 2.375% 2006                                          1,500           1,477          .00
                                                                                                           206,179          .67

PAPER & FOREST PRODUCTS  -  0.62%
Abitibi-Consolidated Co. of Canada:
 5.25% 2008                                                                                 11,000          10,414
 6.00% 2013                                                                                 56,750          50,887
Abitibi-Consolidated Inc. 8.55% 2010                                                        18,000          19,237          .26
Georgia-Pacific Corp.:
 7.50% 2006                                                                                  6,500           6,533
 7.375% 2008 (2)                                                                            15,500          15,423
 8.125% 2011                                                                                 8,085           8,004
 8.25% 2023                                                                                  6,992           6,188
Fort James Corp.:
 6.625% 2004                                                                                 2,600           2,613
 6.875% 2007                                                                                 5,000           4,975          .14
Scotia Pacific Co. LLC, Series B:
 Class A-2, 7.11% 2028 (10)                                                                 15,800          10,995
 Class A-3, 7.71% 2028                                                                      20,125          12,276          .08
Weyerhaeuser Co.:
 5.95% 2008                                                                                 16,000          17,103
 6.75% 2012                                                                                  3,000           3,201          .07
Packaging Corp. of America: (2)
 4.375% 2008                                                                                 9,250           9,115
 5.75% 2013                                                                                  7,500           7,308          .05
SCA Coordination Center NV 4.50% 2015 (2)                                                    5,000           4,565          .02
Pindo Deli Finance Mauritius Ltd. 10.25% 2002 (9)                                            4,000           1,050          .00
                                                                                                           189,887          .62

SPECIALTY RETAIL  -  0.60%
Gap, Inc.:
 9.90% 2005 (5)                                                                             38,100          42,101
 6.90% 2007                                                                                 26,360          27,876
 10.55% 2008 (5)                                                                            67,455          80,103          .49
Office Depot, Inc. 10.00% 2008                                                              10,325          11,925          .04
Staples, Inc. 7.375% 2012                                                                    9,000          10,025          .03
Toys "R" Us, Inc.:
 7.625% 2011                                                                                 5,000           5,012
 7.875% 2013                                                                                 4,000           4,005          .03
Payless ShoeSource, Inc. 8.25% 2013 (2)                                                      2,500           2,456          .01
                                                                                                           183,503          .60

HEALTH CARE PROVIDERS & SERVICES  -  0.60%
Columbia/HCA Healthcare Corp.:
 6.87% 2003                                                                                 10,575          10,624
 7.15% 2004                                                                                  5,000           5,112
 6.91% 2005                                                                                 33,085          34,663
 7.00% 2007                                                                                  6,250           6,571
 8.85% 2007                                                                                 12,500          13,892
 7.25% 2008                                                                                  1,000           1,059
 8.70% 2010                                                                                  9,500          10,276
HCA - The Healthcare Co.:
 8.75% 2010                                                                                  7,750           8,439
 7.875% 2011                                                                                10,000          10,477
HCA Inc.:
 7.125% 2006                                                                                 4,750           5,053
 6.95% 2012                                                                                  5,000           4,991
 6.25% 2013                                                                                  2,900           2,750          .37
Aetna Inc.:
 7.375% 2006                                                                                25,000          27,659
 7.875% 2011                                                                                15,625          18,059          .15
Humana Inc.:
 7.25% 2006                                                                                 13,375          14,644
 6.30% 2018                                                                                  2,500           2,498          .06
Integrated Health Services, Inc.: (3) (6)
 10.25% 2006 (5)                                                                            16,900             380
 Series A, 9.50% 2007                                                                       87,095           1,960
 Series A, 9.25% 2008                                                                       68,298           1,537          .01
Tenet Healthcare Corp. 5.00% 2007                                                            2,000           1,860          .01
                                                                                                           182,504          .60

FOOD & STAPLES RETAILING  -  0.55%
Delhaize America, Inc.:
 7.375% 2006                                                                                29,985          30,885
 8.125% 2011                                                                                26,510          27,637
 9.00% 2031                                                                                 15,650          16,393          .25
Ahold Finance U.S.A., Inc.:
 6.25% 2009                                                                                 35,840          32,704
 8.25% 2010                                                                                 24,845          24,597
Ahold Lease Pass Through Trust: (10)
 Series 2001-A-1, 7.82% 2020                                                                 2,955           2,750
 Series 2001-A-2, 8.62% 2025                                                                 9,155           8,566          .22
SUPERVALU INC. 7.50% 2012                                                                   13,185          14,370          .05
Kroger Co. 6.20% 2012                                                                        5,000           5,223          .02
Pathmark Stores, Inc. 8.75% 2012                                                             4,125           4,146          .01
                                                                                                           167,271          .55

REAL ESTATE  -  0.53%
Rouse Co.:
 8.00% 2009                                                                                  3,000           3,444
 7.20% 2012                                                                                 20,250          22,011          .08
EOP Operating LP:
 7.75% 2007                                                                                  5,000           5,721
 8.10% 2010                                                                                  6,500           7,691
 7.00% 2011                                                                                  5,000           5,548
 6.75% 2012                                                                                  4,750           5,177          .08
United Dominion Realty Trust, Series E, 4.50% 2008                                          20,000          19,708          .07
ProLogis Trust 7.05% 2006                                                                   12,000          13,454          .04
Simon Property Group, LP:
 4.875% 2010 (2)                                                                             6,375           6,345
 6.35% 2012                                                                                  5,000           5,236          .04
FelCor Suites LP 7.375% 2004                                                                10,750          10,965
FelCor Lodging LP 8.50% 2011                                                                   375             383          .04
Federal Realty Investment Trust 6.125% 2007                                                 10,000          10,372          .03
Hospitality Properties Trust 6.75% 2013                                                      9,950           9,892          .03
Duke Realty LP 4.625% 2013                                                                  10,000           9,288          .03
Host Marriott, LP:
 Series E, 8.375% 2006                                                                       4,321           4,418
 Series I, 9.50% 2007                                                                        1,500           1,598
HMH Properties, Inc., Series B, 7.875% 2008                                                  1,350           1,353          .03
Developers Divers Realty 4.625% 2010 (2)                                                     7,170           6,859          .02
Irvine Co., Class A, 7.46% 2006 (2) (3)                                                      5,000           5,380          .02
Boston Properties, Inc. 6.25% 2013                                                           4,000           4,114          .01
Kimco Realty Corp. 6.00% 2012                                                                3,250           3,355          .01
                                                                                                           162,312          .53

MULTILINE RETAIL  -  0.44%
J.C. Penney Co., Inc.:
 7.60% 2007                                                                                  8,250           8,415
 8.00% 2010                                                                                 23,750          24,225
 7.95% 2017                                                                                 40,275          39,268
 8.25% 2022 (10)                                                                             6,000           5,760
 8.125% 2027                                                                                 3,000           2,805
 7.40% 2037                                                                                  9,375           9,609
 7.625% 2097                                                                                 4,500           3,780          .31
Target Corp.:
 3.375% 2008                                                                                 2,500           2,474
 5.375% 2009                                                                                14,000          14,876          .05
Mercantile Stores Company, Inc. 8.20% 2022 (10)                                              7,900           7,308
Dillard Department Stores, Inc.:
 7.15% 2007                                                                                  1,000             978
 7.875% 2023                                                                                 2,875           2,548
Dillard's, Inc.:
 6.43% 2004                                                                                  1,000           1,010
 6.69% 2007                                                                                    625             603
 7.00% 2028                                                                                  1,000             805          .04
Federated Department Stores, Inc. 6.30% 2009                                                 5,000           5,407          .02
ShopKo Stores, Inc. 6.50% 2003                                                               2,850           2,850          .01
Saks Inc. 7.375% 2019                                                                        2,650           2,478          .01
                                                                                                           135,199          .44

COMMUNICATIONS EQUIPMENT  -  0.38%
Motorola, Inc.:
 6.75% 2006                                                                                 19,000          20,378
 8.00% 2011                                                                                 51,485          58,435
 7.50% 2025                                                                                  5,000           5,163
 6.50% 2028                                                                                    655             617
 5.22% 2097                                                                                 14,506          10,771          .31
Nortel Networks Ltd. 6.125% 2006                                                            21,000          20,160          .07
                                                                                                           115,524          .38


INDUSTRIAL CONGLOMERATES  -  0.37%
Tyco International Group SA:
 6.375% 2005                                                                                 5,750           5,951
 6.125% 2008                                                                                15,000          15,000
 6.125% 2009                                                                                 1,000           1,000
 6.375% 2011                                                                                36,430          36,248          .19
Hutchison Whampoa International Ltd.: (2)
 7.00% 2011                                                                                  5,000           5,315
 6.50% 2013                                                                                 21,000          20,970
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017 (2)                                     6,750           6,991          .11
General Electric Capital Corp., Series A:
 5.375% 2007                                                                                 8,000           8,586
 6.00% 2012                                                                                  8,000           8,430
General Electric Co. 5.00% 2013                                                              5,000           4,902          .07
                                                                                                           113,393          .37

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.36%
Sanmina-SCI Corp. 10.375% 2010 (2)                                                          35,500          40,115          .13
Solectron Corp.:
 Series B, 7.375% 2006                                                                       5,450           5,477
 9.625% 2009                                                                                27,775          29,233          .12
Jabil Circuit, Inc. 5.875% 2010                                                             22,500          22,114          .07
Flextronics International Ltd. 9.875% 2010                                                  10,120          11,587          .04
                                                                                                           108,526          .36

HOUSEHOLD DURABLES  -  0.33%
MDC Holdings, Inc.:
 7.00% 2012                                                                                 10,975          11,592
 5.50% 2013                                                                                 19,375          18,410          .10
Pulte Homes, Inc.:
 7.875% 2011                                                                                 2,260           2,587
 7.625% 2017                                                                                11,490          12,838          .05
Centex Corp. 4.75% 2008                                                                     11,575          11,805          .04
K. Hovnanian Enterprises, Inc.:
 10.50% 2007                                                                                 8,000           9,240
 7.75% 2013 (2)                                                                              2,500           2,538          .04
Toll Brothers, Inc. 6.875% 2012 (2)                                                          8,000           8,624          .03
D.R. Horton, Inc.:
 7.50% 2007                                                                                  5,000           5,300
 8.00% 2009                                                                                  2,600           2,808          .02
Boyds Collection, Ltd., Series B, 9.00% 2008                                                 7,382           7,382          .02
Ryland Group, Inc. 8.00% 2006                                                                5,000           5,375          .02
Lennar Corp., Series B, 9.95% 2010                                                           2,331           2,714          .01
Salton/Maxim Housewares, Inc. 10.75% 2005                                                    1,125           1,119          .00
                                                                                                           102,332          .33

IT SERVICES  -  0.33%
Electronic Data Systems Corp.:
 7.125% 2009                                                                                 2,905           3,069
 6.00% 2013 (2)                                                                            102,500          96,073          .32
Iron Mountain Inc. 7.75% 2015                                                                1,750           1,768          .01
                                                                                                           100,910          .33

METALS & MINING  -  0.28%
Oregon Steel Mills, Inc. 10.00% 2009                                                        28,650          21,488          .07
AK Steel Corp.:
 7.875% 2009                                                                                 2,000           1,500
 7.75% 2012                                                                                 14,310          10,375          .04
BHP Finance Ltd. 6.75% 2013                                                                 10,000          11,219          .04
Corporacion Nacional del Cobre de Chile 6.375% 2012 (2)                                     10,500          10,975          .04
Allegheny Technologies, Inc. 8.375% 2011                                                    10,500          10,133          .03
United States Steel Corp. 9.75% 2010                                                         5,000           4,825          .02
Inco Ltd. 7.75% 2012                                                                         4,000           4,456          .01
Gerdau Ameristeel Corp. 10.375% 2011 (2)                                                     3,500           3,378          .01
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                             3,000           3,338          .01
Earle M. Jorgensen Co. 9.75% 2012                                                            2,000           2,113          .01
Luscar Coal Ltd. 9.75% 2011                                                                  1,500           1,703          .00
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (9)                                             9,500             760          .00
                                                                                                            86,263          .28

CHEMICALS  -  0.23%
Lyondell Chemical Co.:
 9.50% 2008 (2)                                                                             44,675          42,665
 10.875% 2009                                                                                6,860           6,346
 11.125% 2012                                                                                8,935           9,002
 10.50% 2013 (2)                                                                             6,125           6,033          .21
Dow Chemical Co. 5.00% 2007                                                                  5,000           5,152          .02
                                                                                                            69,198          .23

CONTAINERS & PACKAGING  -  0.18%
Owens-Brockway Glass Container Inc.:
 8.875% 2009                                                                                14,975          15,724
 7.75% 2011 (2)                                                                              8,500           8,628
 8.75% 2012                                                                                  6,000           6,360
Owens-Illinois, Inc.:
 8.10% 2007                                                                                    750             754
 7.50% 2010                                                                                    750             720          .11
Jefferson Smurfit Corp. (U.S.) 7.50% 2013 (2)                                                6,875           6,806
Stone Container Corp. 9.25% 2008                                                             3,350           3,534          .03
Temple-Inland Inc. 7.875% 2012                                                               5,000           5,599          .02
Smurfit Capital Funding PLC 6.75% 2005                                                       3,175           3,262          .01
Ball Corp. 6.875% 2012                                                                       2,500           2,513          .01
                                                                                                            53,900          .18

OFFICE ELECTRONICS  -  0.17%
Xerox Capital (Europe) PLC 5.875% 2004                                                      26,000          26,260
Xerox Corp.:
 7.15% 2004                                                                                 13,500          13,703
 7.125% 2010                                                                                12,000          11,490          .17
                                                                                                            51,453          .17

AUTO COMPONENTS  -  0.16%
ArvinMeritor, Inc.:
 6.625% 2007                                                                                 8,750           8,553
 8.75% 2012                                                                                  4,225           4,373
Meritor Automotive, Inc. 6.80% 2009                                                         11,500          11,098          .08
TRW Automotive Acquisition Corp.: (2)
 9.375% 2013                                                                                11,750          12,866
 11.00% 2013                                                                                   625             697          .04
Lear Corp., Series B, 8.11% 2009                                                             7,480           8,509          .03
Stoneridge, Inc. 11.50% 2012                                                                 2,825           3,178          .01
                                                                                                            49,274          .16

THRIFTS & MORTGAGE FINANCE  -  0.13%
Washington Mutual, Inc.:
 5.625% 2007                                                                                 6,500           7,027
 4.375% 2008                                                                                20,500          20,966
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                               9,425          10,604          .13
                                                                                                            38,597          .13

DIVERSIFIED FINANCIAL SERVICES  -  0.11%
CIT Group Inc.:
 5.50% 2007                                                                                  2,885           3,048
 5.75% 2007                                                                                  3,500           3,726
 6.875% 2009                                                                                16,500          18,191
 7.75% 2012                                                                                  4,000           4,566          .10
Citigroup Inc. 3.50% 2008                                                                    5,000           4,939          .01
                                                                                                            34,470          .11

AEROSPACE & DEFENSE  -  0.11%
BAE SYSTEMS 2001 Asset Trust, Series 2001: (2)  (10)
 Class B, 7.156% 2011                                                                       26,632          28,704
 Class G, MBIA insured, 6.664% 2013                                                          4,627           5,179          .11
                                                                                                            33,883          .11


OTHER INDUSTRIES -  0.59%
Northwest Airlines, Inc.:
 8.875% 2006                                                                                 2,200           1,661
 9.875% 2007                                                                                27,150          20,498
 7.875% 2008                                                                                 2,000           1,450          .08
NiSource Finance Corp.:
 7.625% 2005                                                                                 9,000           9,947
 7.875% 2010                                                                                 5,000           5,768
 6.15% 2013                                                                                  2,500           2,581          .06
American Standard Inc.:
 7.375% 2008                                                                                 4,935           5,391
 8.25% 2009                                                                                  3,169           3,613
 7.625% 2010                                                                                 4,976           5,536          .05
John Deere Capital Corp. 3.90% 2008                                                         14,000          14,075          .05
Caterpillar Financial Services Corp.:
 Series F, 2.35% 2006                                                                        5,000           4,947
 2.70% 2008                                                                                  4,000           3,814          .03
Nabisco, Inc. 7.55% 2015                                                                     6,595           7,596
Kraft Foods Inc. 6.25% 2012                                                                    945             991          .03
TFM, SA de CV:
 10.25% 2007                                                                                 1,150           1,187
 11.75% 2009                                                                                 2,675           2,735
 12.50% 2012                                                                                 4,165           4,571          .03
Burns Philp Capital Pty Ltd.: (2)
 9.50% 2010                                                                                  3,000           3,120
 9.75% 2012                                                                                  5,250           5,224          .03
TGT Pipeline, LLC 5.20% 2018 (2)                                                             6,000           5,458
Texas Gas Transmission, LLC 4.60% 2015 (2)                                                   2,480           2,277          .02
Levi Strauss & Co. 12.25% 2012                                                               9,000           7,650          .02
Continental Airlines, Inc.:
 8.00% 2005                                                                                  5,010           4,509
 MBIA insured, 2.158% 2009 (2)  (5)                                                          2,000           2,007          .02
Fairchild Semiconductor Corp. 10.50% 2009                                                    5,600           6,188          .02
Kansas City Southern Railway Co. 7.50% 2009                                                  5,750           5,980          .02
RailAmerica Transportation Corp. 12.875% 2010                                                5,000           5,575          .02
Technical Olympic USA, Inc. 9.00% 2010                                                       5,000           5,325          .02
ON Semiconductor Corp. 13.00% 2008 (5)                                                       5,000           5,175          .02
Kellogg Co.:
 6.00% 2006                                                                                  3,000           3,256
 6.60% 2011                                                                                  1,250           1,386          .01
State of California Dept. of Water Resources, Power Supply Revenue Bonds,
  Series 2002-E, 4.33% 2006                                                                  4,500           4,621          .01
Hyundai Semiconductor America, Inc. 8.625% 2007 (2)                                          4,860           3,888          .01
AGCO Corp. 9.50% 2008                                                                        3,500           3,815          .01
Terex Corp.:
 9.25% 2011                                                                                  1,000           1,060
 Class B, 10.375% 2011                                                                       2,000           2,170          .01
Del Monte Corp. 8.625% 2012 (2)                                                              2,000           2,090          .01
Amkor Technology, Inc.:
 9.25% 2008                                                                                    235             250
 7.75% 2013 (2)                                                                              1,765           1,708          .01
Micron Technology, Inc. 6.50% 2005 (2)                                                       1,000             975          .00
United Air Lines, Inc. 9.00% 2003 (6)                                                        8,000             650          .00
Jet Equipment Trust, Series 1995-B, 10.91% 2014 (2)  (6)                                     4,750              48          .00
                                                                                                           180,766          .59


COLLATERALIZED MORTGAGE-/ASSET-BACKED OBLIGATIONS (10)  -  2.15%
Green Tree Financial Corp.:
 Series 1993-2, Class B, 8.00% 2018                                                         14,000          12,358
 Series 1995-4, Class B-2, 7.70% 2025  (6)                                                   1,900             893
 Series 1995-3, Class B-2, 8.10% 2025  (6)                                                  16,121           7,577
 Series 1995-2, Class B-2, 8.80% 2026  (6)                                                  11,457           5,385
 Series 1996-2, Class B-2, 7.90% 2027  (6)                                                  12,950           1,554
 Series 1996-10, Class B-2, 7.74% 2028  (6)                                                  8,369           1,004
 Series 1997-8, Class B-2, 7.75% 2028  (6)                                                   6,393             767
 Series 1997-1, Class B-2, 7.76% 2028  (6)                                                   9,781           1,174
 Series 1997-2, Class B-2, 8.05% 2028  (6)                                                   3,280             394
 Series 1997-6, Class B-2, 7.75% 2029  (6)                                                  10,611           1,273
 Series 1998-3, Class B-2, 8.07% 2030  (6)                                                   4,723             685
 Series 1998-4, Class B-2, 8.11% 2030  (6)                                                   6,470             938
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029  (6)                 18,188           9,196
Conseco Finance Home Equity Loan Trust:
 Series 2000-F, Class AF-4, 7.67% 2026                                                       4,750           4,967
 Series 2000-A, Class BV-2, 3.907% 2031 (5)                                                  3,576           2,861          .17
CS First Boston Mortgage Securities Corp.:
 Series 2001-CK6, Class A-1, 4.393% 2006                                                     2,852           2,950
 Series 2003-AR20, Class 2A2, 4.45% 2033 (5)                                                10,000          10,012
 Series 2001-CF2, Class A-2, 5.935% 2034                                                     8,635           9,253
 Series 2001-CF2, Class A-3, 6.238% 2034                                                     6,000           6,512
 Series 1998-C1, Class A-1A, 6.26% 2040                                                      7,551           7,981          .12
Metris Master Trust: (5)
 Series 2001-1, Class A, 1.32% 2007                                                          4,250           4,194
 Series 2001-1, Class B, 1.90% 2007                                                          6,000           5,953
 Series 2001-4, Class B, 2.50% 2008                                                          3,000           2,640
 Series 2000-3, Class A, 1.36% 2009                                                         14,428          13,683
 Series 2001-2, Class A, 1.42% 2009                                                          3,500           3,293          .10
WaMu Mortgage Pass-Through Certificates Trust: (5)
 Series 2003-AR3, Class A-2, 2.828% 2033                                                     3,500           3,514
 Series 2003-AR8, Class A, 4.03% 2033                                                       10,000          10,050
 Series 2003-AR6, Class A-1, 4.39% 2033                                                      9,719           9,615
 Series 2003-AR1, Class A-6, 4.56% 2033                                                      4,049           4,086          .09
MMCA Auto Owner Trust:
 Series 2002-1, Class A-3, 4.15% 2006                                                        3,828           3,846
 Series 2001-4, Class B, 4.84% 2008                                                          6,389           6,373
 Series 2002-4, Class A-4, 3.05% 2009                                                        5,000           4,902
 Series 2002-4, Class B, 3.82% 2009                                                          9,226           8,919          .08
Banc of America Mortgage Securities Trust, Inc., Class 2-A-1:
 Series 2003-G, 4.088% 2033 (5)                                                             10,000          10,013
 Series 2003-D, 4.183% 2033                                                                 13,150          13,167          .08
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (2)                                 21,198          21,530          .07
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.209% 2030 (5)                   20,000          21,262          .07
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.121% 2025 (5)                                                  5,393           5,583
 Series 1999-C1, Class A-2, 7.56% 2031                                                      11,750          13,292          .06
GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class E, 7.624%
  2029 (5)                                                                                  20,750          17,841          .06
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 1.72% 2013 (2)  (5)                                              4,420           4,410
 Series 1999-C1, Class X, interest only, 1.037% 2031 (2)  (5)                               83,074           4,289
 Series 2001-TOP2, Class A-2, 6.48% 2035                                                     7,665           8,392          .06
AESOP Funding II LLC, Class A-1: (2)
 Series 2002-A, AMBAC insured, 3.85% 2006                                                    7,925           8,126
 Series 2003-2, MBIA insured, 2.74% 2007                                                     8,000           7,946          .05
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.857% 2033 (5)                 15,360          15,360          .05
AmSouth Auto Trust, Series 2000-1, Class C, 7.44% 2007                                      14,260          14,822          .05
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series
  1998-C2, Class A-1, 6.28% 2035                                                            13,173          13,933          .04
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52%
  2009 (2)                                                                                  12,373          12,485          .04
PRIME Capital Hurricane Ltd. 7.61% 2004 (2)  (5)                                            12,500          12,349          .04
Delta Air Lines, Inc.:
 Series 2003-1, Class G, AMBAC insured, 1.86% 2009 (2)  (5)                                  3,217           3,238
 Series 2001-1, Class A-2, 7.111% 2013                                                       5,000           4,859
 Series 1992-A2, 9.20% 2014                                                                  5,000           3,650          .04
Chase Commercial Mortgage Securities Corp., Series 1998-1:
 Class A-1, 6.34% 2030                                                                       2,451           2,568
 Class A-2, 6.56% 2030                                                                       8,000           8,821          .04
Residential Asset Securities Corp. Trust:
 Series 2003-KS2, Class A-I-3, 2.66% 2028                                                    1,400           1,385
 Series 2003-KS6, Class A-2, 1.40% 2033 (5)                                                 10,000          10,000          .04
MBNA Master Credit Card Trust II:
 Series 1999-D, Class C, 6.95% 2008 (2)                                                      4,700           5,115
 Series 2000-H, Class B, 1.707% 2013 (5)                                                     5,000           5,023          .03
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A: (2)
 6.148% 2007  (5)                                                                            5,000           4,937
 Class FX, 10.421% 2007                                                                      5,000           5,137          .03
Morgan Stanley Capital I, Inc.:
 Series 2003-KIDS, Class A, 1.78% 2016 (2)  (5)                                              5,000           5,000
 Series 1998-WF2, Class A-1, 6.34% 2030                                                      4,280           4,553          .03
Mediterranean Re PLC 7.14% 2005 (2)  (5)                                                     9,000           9,090          .03
Ameriquest Mortgage Securities Inc., Asset-backed Pass-Through Certificates,
  Series 2003-5, Class A-2, 2.43% 2033                                                       9,000           9,004          .03
Banco Itau SA, Series 2002, XLCA insured, 1.94% 2007 (2)  (5)                                9,050           8,982          .03
First USA Credit Card Master Trust, Class C: (2)
 Series 1997-4, 2.101% 2010  (5)                                                             6,500           6,402
 Series 1998-6, 6.16% 2011                                                                   2,000           2,095          .03
Financial Pacific Funding, Class A, FSA insured, 2.29% 2009 (2)                              8,339           8,316          .03
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                              8,000           8,159          .03
Continental Airlines, Inc.:
 Series 2000-1, Class C-1, 8.499% 2012                                                       4,428           3,100
 Series 2001-1, Class B, 7.373% 2017                                                         6,000           4,590          .03
California Infrastructure and Economic Development Bank, Special Purpose Trust,
   PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                              6,500           6,972          .02
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028 (2)                    6,577           6,750          .02
Residential Reinsurance: (2)  (5)
 2001 Ltd. 6.27% 2004                                                                        6,000           6,021
 2002 Ltd. 6.18% 2005                                                                          500             500          .02
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1, Class A-1, 6.22% 2031             6,168           6,271          .02
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.238% 2033 (5)                         6,069           6,095          .02
Morgan Stanley Dean Witter Capital I Trust, Class A-1:
 Series 2002-HQ, 4.59% 2034                                                                  3,059           3,182
 Series 2003-TOP9, 3.98% 2036                                                                2,948           2,909          .02
Tobacco Settlement Financing Corp.,Tobacco Settlement Asset-Backed Bonds,
  Series 2001-A, 6.36% 2025                                                                  6,326           6,058          .02
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (2)
 Class A-2FX, 4.685% 2012                                                                    3,589           3,631
 Class A-3FX, 6.298% 2012                                                                    2,393           2,418          .02
PIONEER 2002 Ltd., Class D Series, 2.838% 2006 (2)  (5)                                      6,000           6,000          .02
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured, 8.057% 2022              5,386           5,621          .02
Centex Home Equity Loan Trust, Series 2003-A, Class AF-3, 2.708% 2026                        5,600           5,569          .02
SeaWest Securitization, LLC, Series 2002-A, XLCA insured: (2)
 Class A-2, 2.58% 2008                                                                       2,500           2,512
 Class A-3, 3.58% 2008                                                                       3,000           3,040          .02
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1,
  7.46% 2008                                                                                 4,891           5,449          .02
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033                  4,876           5,214          .02
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524%
  2008 (2)                                                                                   5,000           5,034          .02
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA
  insured, 3.55% 2009                                                                        5,000           5,012          .02
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 1.669% 2030 (5)             5,000           4,988          .02
Rental Car Finance Corp.: (2)
 Series 1997-1, Class C-2, 2.05% 2005  (5)                                                   2,000           2,001
 Series 1999-1A, Class D, 7.10% 2007                                                         2,500           2,541          .01
Chevy Chase Auto Receivables Trust, Series 2001-2, Class B, 5.16% 2008                       4,332           4,477          .01
Educational Enhancement Funding Corp. Tobacco Settlement Bonds, Series 2002-A,
  6.72% 2025                                                                                 4,752           4,408          .01
Structured Asset Securities Corp.: (2)  (5)
 Series 1998-RF2, Class A, 8.498% 2027                                                         959           1,057
 Series 1998-RF1, Class A, 8.688% 2027                                                         759             837
 Series 1999-BC1, Class M2, 2.40% 2029                                                       2,296           2,302          .01
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014 (2)                  4,669           4,109          .01
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-1,
  2.55% 2032 (5)                                                                             4,000           4,000          .01
Residential Funding Mortgage Securities I, Inc., Series 1998-S17, Class M-1,
  6.75% 2028                                                                                 3,764           3,762          .01
Providian Master Trust, Series 2000-1, Class C, 2.257% 2009 (2)  (5)                         4,000           3,735          .01
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                               3,384           3,398          .01
Jet Equipment Trust: (2)   (6)
 Series 1995-B, Class A, 7.63% 2015                                                          3,222           1,128
 Series 1995-A, Class B, 8.64% 2015                                                          7,790           1,013
 Series 1995-B, Class C, 9.71% 2015                                                          5,500             495
 Series 1995-A, Class C, 10.69% 2015                                                         5,000             500          .01
Capital One Master Trust, Series 1999-1, Class C, 6.60% 2007 (2)                             2,500           2,576          .01
Santa Barbara Bank & Trust Automobile Loan Securitization Corp., Series 2001-A,
  Class A, 6.13% 2007 (2)                                                                    2,507           2,541          .01
Amercan Airlines, Series 2003-1, AMBAC insured, 3.857% 2010                                  2,500           2,400          .01
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1, Class A,
  MBIA insured, 6.68% 2016 (2)                                                               2,245           2,335          .01
United Air Lines, Inc., Series 1996-A2, 7.87% 2019  (6)                                      5,000           1,847          .01
Security National Mortgage Loan Trust, Series 2001-3A, Class A-2, 5.37% 2014 (2)             1,680           1,726          .01
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027                1,626           1,626          .00
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                           1,250           1,372          .00
Nextcard Credit Card Master Note Trust, Series 2001-1A, Class A, 1.407% 2007 (2)
  (5)                                                                                        1,029             967          .00
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020                                  898             956          .00
NPF XII, Inc.: (2) (3) (6)
 Series 1999-3, Class B, 2.39% 2003  (5)                                                     3,000              30
 Series 2001-1A, Class A,  1.99% 2004  (5)                                                   5,000             600
 Series 2001-3, Class A, 5.52% 2007                                                          1,000             120          .00
                                                                                                           655,731         2.15

FEDERAL AGENCY OBLIGATIONS: MORTGAGE PASS-THROUGHS (10) -  1.68%
Fannie Mae:
 3.82% 2033 (5)                                                                             10,000           9,994
 4.50% 2018                                                                                 20,000          19,472
 5.00% 2018                                                                                 72,691          72,691
 5.50% 2016 - 2033                                                                          53,935          54,744
 6.00% 2016 - 2032                                                                          34,309          34,982
 6.50% 2031 - 2032                                                                          25,711          26,516
 7.00% 2016 - 2031                                                                          11,876          12,490
 7.50% 2023 - 2031                                                                           2,894           3,080
 8.00% 2024                                                                                    704             765
 9.00% 2010                                                                                    880             958
 9.50% 2022                                                                                  1,098           1,233
 10.00% 2018 - 2025                                                                          2,119           2,452          .78

Government National Mortgage Assn.:
 5.00% 2033                                                                                 90,860          86,672
 5.50% 2017                                                                                 10,890          11,215
 7.00% 2022 - 2031                                                                          10,354          10,934
 7.50% 2017 - 2030                                                                          23,968          25,567
 8.00% 2017 - 2023                                                                           3,705           4,016
 8.50% 2017 - 2021                                                                           1,103           1,206
 9.00% 2016                                                                                    186             207
 9.50% 2009 - 2021                                                                           2,199           2,448
 10.00% 2020 - 2025                                                                         14,672          17,073          .52

Freddie Mac:
 5.00% 2018 - 2033                                                                          60,000          58,784
 5.50% 2018 - 2033                                                                          40,692          40,640
 6.00% 2032                                                                                 11,977          12,137
 8.50% 2008 - 2010                                                                             973           1,049
 9.00% 2007                                                                                    522             553
 11.00% 2018                                                                                   986           1,146          .38
                                                                                                           513,024         1.68

FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED MORTGAGE OBLIGATIONS (10)  -  0.20%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                                      13,000          13,126
 Series 2001-4, Class GA, 10.147% 2025 (5)                                                   3,442           3,877
 Series 2001-4, Class NA, 11.768% 2025 (5)                                                     310             359
 Series 2002-W3, Class A-5, 7.50% 2028                                                       3,578           3,940
 Series 2001-20, Class E, 9.60% 2031 (5)                                                     3,584           3,932
 Series 2001-50, Class BA, 7.00% 2041                                                        6,881           7,264
 Series 2001-T10, Class A-1, 7.00% 2041                                                      4,331           4,694
 Series 2002-W1, Class 2A, 7.50% 2042                                                        7,997           8,806          .15
Freddie Mac:
 Series SF2, Class GC, 2.64% 2009                                                            5,000           4,838
 Series 178, Class Z, 9.25% 2021                                                               439             440
 Series 2289, Class NB, 11.219% 2022 (5)                                                       815             908
 Series T-056, Class A-2A, 2.842% 2036                                                       8,740           8,633          .05
                                                                                                            60,817          .20

OTHER FEDERAL AGENCY OBLIGATIONS  -  0.36%
Freddie Mac 4.25% 2005                                                                      75,000          78,164          .26
Federal Home Loan Bank 4.125% 2004                                                          16,460          16,991          .05
Fannie Mae:
 4.75% 2007                                                                                 12,000          12,353
 7.25% 2030                                                                                  3,250           3,755          .05
                                                                                                           111,263          .36

GOVERNMENT & GOVERNMENTAL AUTHORITIES (EXCLUDING U.S.)  -  0.33%
United Mexican States Government Eurobonds, Global:
 4.625% 2008                                                                                10,000           9,950
 8.625% 2008                                                                                 5,000           5,888
 8.375% 2011                                                                                 3,000           3,413
 7.50% 2012                                                                                  4,310           4,628
 6.375% 2013                                                                                 7,500           7,414
 11.375% 2016                                                                               29,684          39,999
 8.125% 2019                                                                                 4,580           4,798
 8.30% 2031                                                                                  1,965           2,053          .26
State of Qatar 9.75% 2030                                                                    7,000           9,153          .03
Russian Federation 5.00% 2030 (5)                                                            4,770           4,263          .01
Brazil (Federal Republic of), Debt Conversion Bond, Series L, Bearer, 2.188%
 2012 (5)                                                                                    5,000           3,825          .01
Dominican Republic 9.50% 2006 (2)                                                            2,135           2,140          .01
Banque Centrale de Tunisie 7.375% 2012                                                       1,500           1,646          .01
El Salvador (Republic of) 7.75% 2023 (2)                                                     1,250           1,247          .00
Panama (Republic of) Interest Reduction Bond 1.938% 2014 (5)                                    49              44          .00
                                                                                                           100,461          .33

DEVELOPMENT AUTHORITIES  -  0.01%
Corporacion Andina de Fomento 6.875% 2012                                                    4,000           4,294          .01
                                                                                                             4,294          .01


U.S. TREASURY NOTES & BONDS  -  3.99%
 7.25% May 2004                                                                            150,000         157,055
 6.75% May 2005                                                                            410,000         446,388
 5.75% November 2005                                                                       239,500         259,632
 3.375% January 2007  (11)                                                                  37,643          40,521
 4.375% May 2007                                                                            50,000          52,797
 3.25% August 2007                                                                          35,000          35,421
 3.625% January 2008  (11)                                                                 124,949         136,521
 6.00% August 2009                                                                          29,000          32,570
 10.00% May 2010                                                                            20,000          22,866
 3.50% January 2011  (11)                                                                   21,088          22,980
 8.875% August 2017                                                                         10,025          13,852         3.99
                                                                                                         1,220,603         3.99


MISCELLANEOUS  -  0.14%
Other bonds & notes in initial period of acquisition                                                        42,897          .14

Total bonds & notes (cost: $9,890,930,000)                                                               9,747,427        31.90



                                                                                         Principal          Market      Percent
                                                                                            amount           value       of net
Short-term securities                                                                         (000)           (000)      assets

CORPORATE SHORT-TERM NOTES  -  2.45%
Edison Asset Securitization LLC 1.00%-1.14% due 8/8-9/8/2003 (2)                      $    100,000     $    99,938          .33
Ciesco LP 1.11% due 8/4/2003 (12)                                                           45,000          44,995
Citicorp 1.01% due 9/17/2003                                                                50,000          49,931          .31
E.I. DuPont de Nemours & Co. 0.96%-1.00% due 8/11-9/16/2003 (12)                            75,000          74,926          .25
Triple-A One Funding Corp. 1.03%-1.23% due 8/1-8/27/2003 (2)                                72,728          72,703          .24
Receivables Capital Corp. 1.02%-1.03% due 8/4-8/15/2003 (2)                                 70,000          69,980          .23
Pfizer Inc 0.98%-1.00% due 8/20-9/8/2003 (2)                                                61,700          61,650          .20
J.P. Morgan Chase & Co. 1.02% due 9/9/2003                                                  50,000          49,942          .16
Verizon Network Funding Corp. 0.98% due 8/14/2003                                           49,000          48,981          .16
Preferred Receivables Funding Corp. 1.02%-1.03% due 8/11-8/14/2003 (2)                      48,000          47,983          .16
Procter & Gamble Co. 0.99% due 8/5/2003 (2)                                                 30,000          29,996          .10
Harvard University 1.19% due 8/6/2003                                                       25,000          24,995          .08
Netjets Inc. 1.12% due 8/12/2003 (2)                                                        25,000          24,991          .08
FCAR Owner Trust I 1.03% due 9/15/2003                                                      25,000          24,966          .08
Merck & Co. Inc. 0.95% due 8/21/2003                                                        22,000          21,988          .07
                                                                                                           747,965         2.45

Federal agency discount notes  -  1.57%
Federal Home Loan Bank 0.94%-1.14% due 8/5-10/3/2003 (12)                                  249,400         249,083          .81
Fannie Mae 0.94%-1.175% due 8/6-10/1/2003 (12)                                             201,172         200,962          .66
Freddie Mac 0.995% due 10/9/2003                                                            30,000          29,938          .10
                                                                                                           479,983         1.57

U.S. Treasuries  -  0.72%
U.S. Treasury Bills 0.80%-1.00% due 9/4-11/6/2003 (12)                                     220,600         220,275          .72
                                                                                                           220,275          .72

CERTIFICATES OF DEPOSIT  -  0.23%
Wells Fargo & Co. 1.02%-1.03% due 9/2-9/15/2003                                             70,000          70,000          .23
                                                                                                            70,000          .23


TOTAL SHORT-TERM SECURITIES (cost: $1,518,247,000)                                                       1,518,223         4.97


TOTAL INVESTMENT SECURITIES (cost: $29,659,948,000)                                                     30,633,033       100.24

New Taiwanese Dollar (cost: $3,006,000)                                                NT$ 105,104           3,062          .01

Other assets less liabilities                                                                              (77,526)        (.25)

NET ASSETS                                                                                             $30,558,569      100.00%

(1) Security did not produce income during last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) Coupon rate may change periodically.
(6) Company not making scheduled interest payments;
    bankruptcy proceedings pending.
(7) The fund owns 11.56% and 7.37% of the outstanding voting securities of Wilshire Financial Services Group Inc. and Clarent Hospital, respectively, and thus is considered an affiliate of these companies under the Investment
    Company Act of 1940.
(8) Step bond; coupon rate will increase at a later date.
(9) Company did not make principal payment upon scheduled maturity date;
    reorganization pending.
(10) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(11) Index-linked bond whose principal amount moves with a government retail price index.
(12) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements




EQUITY SECURITIES ADDED                             EQUITY SECURITIES ELIMINATED
   SINCE JANUARY 31, 2003                              SINCE JANUARY 31, 2003

ACE                                                 Amkor Technologies
Alcoa                                               Australian Stock Exchange
Arthur J. Gallagher                                 BANK ONE
AstraZeneca                                         British Airways
Baxter                                              Burr-Brown
Brascan                                             Gillette
Chubb                                               Kerr-McGee
Cooper Industries                                   Kinder Morgan Energy
Developers Diversified Realty                       Koninklijke Ahold
Elan                                                National City
Emerson Electric                                    NRG Energy
FleetBoston Financial                               OGE Energy
Fortis                                              PACCAR
Hewlett-Packard                                     Pharmacia
Irish Life & Permanent                              Qwest Trends
iStar                                               Semtech
Kansas City Southern                                Thermo Electron
Kinder Morgan                                       TriQuint Semiconductor
Lion Nathan                                         Volkswagen
Lyondell Chemical                                   Wells Fargo
Mercury General                                     Xerox
Pentair
PNC Financial Services
Regency Realty
Smiths Group
SpectraSite
St. Paul Companies
Sunoco
UCB
UnumProvident
Volvo


FINANCIAL STATEMENTS

Statement of assets and liabilities
at July 31, 2003

(dollars and shares in thousands, except per-share amounts)


ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $29,632,436)                                             $30,623,165
  Affiliated issuers (cost: $27,512)                                                         9,868             $30,633,033
 Cash denominated in non-U.S. currencies
  (cost: $3,006)                                                                                                     3,062
 Cash                                                                                                               18,167
 Receivables for:
  Sales of investments                                                                      73,535
  Sales of fund's shares                                                                   140,339
  Dividends and interest                                                                   223,106                 436,980
                                                                                                                31,091,242
LIABILITIES:
 Payables for:
  Purchases of investments                                                                 493,187
  Repurchases of fund's shares                                                              18,744
  Investment advisory services                                                               6,646
  Services provided by affiliates                                                           12,781
  Deferred Directors' compensation                                                           1,160
  Other fees and expenses                                                                      155                 532,673
NET ASSETS AT JULY 31, 2003                                                                                    $30,558,569

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                    $29,711,062
 Undistributed net investment income                                                                               202,562
 Accumulated net realized loss                                                                                    (328,439)
 Net unrealized appreciation                                                                                       973,384
NET ASSETS AT JULY 31, 2003                                                                                    $30,558,569


TOTAL AUTHORIZED CAPITAL STOCK - 3,000,000 SHARES, $.001 PAR VALUE

                                                                                                           Share          Net asset
                                                                                    Net assets       outstanding  value per share(1)

Class A                                                                            $25,891,156         1,677,091            $15.44
Class B                                                                              2,014,550           131,173             15.36
Class C                                                                              1,849,724           120,580             15.34
Class F                                                                                471,191            30,555             15.42
Class 529-A                                                                             92,713             6,014             15.42
Class 529-B                                                                             27,596             1,796             15.36
Class 529-C                                                                             43,651             2,836             15.39
Class 529-E                                                                              5,190               337             15.40
Class 529-F                                                                                776                50             15.42
Class R-1                                                                                2,237               145             15.39
Class R-2                                                                               51,567             3,358             15.36
Class R-3                                                                               56,496             3,666             15.41
Class R-4                                                                               12,249               794             15.43
Class R-5                                                                               39,473             2,557             15.44


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $16.38 and $16.36, respectively.


See Notes to Financial Statements


Statement of operations
for the year ended July 31, 2003                        (dollars in thousands)


INVESTMENT INCOME:
 Income:
  Interest                                                                                      $768,369
  Dividends (net of non-U.S. withholding
            tax of $17,620; also includes
            $680 from affiliates)                                                                599,837              $1,368,206

 Fees and expenses:
  Investment advisory services                                                                    68,125
  Distribution services                                                                           76,096
  Transfer agent services                                                                         17,851
  Administrative services                                                                          2,993
  Reports to shareholders                                                                            757
  Registration statement and prospectus                                                            1,192
  Postage, stationery and supplies                                                                 1,862
  Directors' compensation                                                                            280
  Auditing and legal                                                                                  87
  Custodian                                                                                        1,391
  State and local taxes                                                                                1
  Other                                                                                              119
  Total expenses before reimbursement                                                            170,754
   Reimbursement of expenses                                                                          85                 170,669
 Net investment income                                                                                                 1,197,537

NET REALIZED LOSS AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized loss on:
  Investments                                                                                   (317,245)
  Non-U.S. currency transactions                                                                  (1,059)               (318,304)
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                  2,135,793
  Non-U.S. currency translations                                                                    (185)              2,135,608
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                                               1,817,304
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                      $3,014,841



See Notes to Financial Statements





Statement of changes in net assets                       (dollars in thousands)


                                                                                         Year ended July 31

                                                                                        2003                    2002
OPERATIONS:
 Net investment income                                                            $1,197,537                $974,829
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                                    (318,304)                 29,524
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                2,135,608              (2,479,293)
  Net increase (decrease) in net assets
   resulting from operations                                                       3,014,841              (1,474,940)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income                                             (1,188,421)             (1,050,096)
 Distributions from net realized gain
  on investments                                                                     (33,634)               (198,717)
   Total dividends and distributions paid
    to shareholders                                                               (1,222,055)             (1,248,813)

CAPITAL SHARE TRANSACTIONS                                                         7,542,328               4,062,994

TOTAL INCREASE IN NET ASSETS                                                       9,335,114               1,339,241

NET ASSETS:
 Beginning of year                                                                21,223,455              19,884,214
 End of year (including
  undistributed net investment
  income: $202,562 and $195,610,
  respectively)                                                                  $30,558,569             $21,223,455



See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Effective September 15, 2003, dividends to shareholders will be declared daily from net investment income and will continue to be paid quarterly. Distributions to shareholders from net realized capital gains will continue to be recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

         SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; net capital losses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $29,686,486,000.

During the year ended July 31, 2003, the fund reclassified $2,164,000 from undistributed net investment income and $43,000 from additional paid-in capital to accumulated net realized loss to align financial reporting with tax reporting.

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                         (dollars in thousands)


Undistributed net investment income and currency gains                                                        $210,538
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1,                                                                                           (1,615)
2002 through July 31, 2003
Short-term and long-term capital loss deferrals                                                              (320,408)
Gross unrealized appreciation on investment securities                                                      2,710,183
Gross unrealized depreciation on investment securities                                                     (1,760,574)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $119,093,000 expiring in 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included in short-term and long-term capital loss deferrals above are capital losses of $201,315,000, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid to shareholders was as follows
  (dollars in thousands):

                                                  Distributions from ordinary income           Distributions
                                                               Net        Short-term          from long-term                  Total
Share class(1)                                    investment income    capital gains           capital gains     distributions paid
Year ended July 31, 2003
Class A                                                 $ 1,068,009                -               $ 30,128             $ 1,098,137
Class B                                                      53,967                -                  1,620                  55,587
Class C                                                      44,868                -                  1,346                  46,214
Class F                                                      13,361                -                    340                  13,701
Class 529-A                                                   2,652                -                     63                   2,715
Class 529-B                                                     680                -                     18                     698
Class 529-C                                                   1,025                -                     30                   1,055
Class 529-E                                                     127                -                      3                     130
Class 529-F                                                      13                -                     -*                      13
Class R-1                                                        35                -                      1                      36
Class R-2                                                       809                -                     16                     825
Class R-3                                                       978                -                     18                     996
Class R-4                                                       336                -                     11                     347
Class R-5                                                     1,561                -                     40                   1,601
Total                                                   $ 1,188,421                -               $ 33,634             $ 1,222,055

Year ended July 31, 2002
Class A                                                 $ 1,007,745                -              $ 191,617             $ 1,199,362
Class B                                                      23,194                -                  4,250                  27,444
Class C                                                      14,345                -                  2,257                  16,602
Class F                                                       4,225                -                    593                   4,818
Class 529-A                                                     265                -                      -                     265
Class 529-B                                                      59                -                      -                      59
Class 529-C                                                     119                -                      -                     119
Class 529-E                                                       7                -                      -                       7
Class R-1                                                         -                -                      -                       -
Class R-2                                                         1                -                      -                       1
Class R-3                                                         1                -                      -                       1
Class R-4                                                         -                -                      -                       -
Class R-5                                                       135                -                      -                     135
Total                                                   $ 1,050,096                -              $ 198,717             $ 1,248,813

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning
February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.129% on such assets in excess of $44 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund's annual gross investment income. For the year ended July
31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.278% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described on the previous page for the year ended July 31, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
                                                  -------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
    Class A         $50,667          $16,684        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          12,951           1,167         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          10,981          Included           $1,647               $312            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F           701            Included             421                 58             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          67            Included             83                   6                  $55
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B         160            Included             24                   8                   16
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C         259            Included             39                   9                   26
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          14            Included              4                  -*                   3
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          1             Included              1                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           9             Included              1                   4             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2          150            Included             30                  125            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3          117            Included             35                  42             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           19            Included             11                   2             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             30                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $76,096          $17,851            $2,326               $567                 $100
----------------===============================================================================================
     *Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $211,000 in current fees (either paid in cash or deferred) and a net increase of $69,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class(1)                                                             Sales(2)        Reinvestments of dividends
                                                                                                and distributions
                                                                      Amount      Shares       Amount      Shares
Year ended July 31, 2003
Class A                                                          $ 6,571,144     450,244    $ 961,227      66,589
Class B                                                            1,181,221      81,388       48,083       3,329
Class C                                                            1,234,072      84,783       39,653       2,745
Class F                                                              348,617      23,837       11,323         780
Class 529-A                                                           62,226       4,285        2,714         187
Class 529-B                                                           19,159       1,322          698          48
Class 529-C                                                           29,443       2,027        1,055          73
Class 529-E                                                            3,845         265          130           9
Class 529-F                                                              726          50           13           1
Class R-1                                                              2,246         154           35           2
Class R-2                                                             54,856       3,765          825          56
Class R-3                                                             69,623       4,772          996          68
Class R-4                                                             13,466         957          347          24
Class R-5                                                             16,642       1,132          725          50
Total net increase
   (decrease)                                                    $ 9,607,286     658,981  $ 1,067,824      73,961

Year ended July 31, 2002
Class A                                                          $ 4,014,525     254,045  $ 1,046,600      66,915
Class B                                                              667,318      42,284       23,902       1,531
Class C                                                              623,811      39,565       14,509         930
Class F                                                              168,245      10,662        4,063         259
Class 529-A                                                           26,537       1,683          265          17
Class 529-B                                                            7,163         454           59           4
Class 529-C                                                           13,275         838          119           8
Class 529-E                                                            1,093          70            7          -*
Class R-1                                                                176          12            -           -
Class R-2                                                                995          68            1          -*
Class R-3                                                              1,090          73            1          -*
Class R-4                                                                  1          -*            -           -
Class R-5                                                             23,743       1,540          135           9
Total net increase
   (decrease)                                                    $ 5,547,972     351,294  $ 1,089,661      69,673



Share class(1)                                                       Repurchases(2)             Net increase
                                                                     Amount      Shares       Amount      Shares
Year ended July 31, 2003
Class A                                                         $ (2,760,616)  (191,744) $ 4,771,755     325,089
Class B                                                            (129,263)     (9,017)   1,100,041      75,700
Class C                                                            (137,562)     (9,593)   1,136,163      77,935
Class F                                                             (70,421)     (4,829)     289,519      19,788
Class 529-A                                                          (2,178)       (150)      62,762       4,322
Class 529-B                                                            (396)        (28)      19,461       1,342
Class 529-C                                                          (1,486)       (101)      29,012       1,999
Class 529-E                                                             (97)         (7)       3,878         267
Class 529-F                                                              (3)         (1)         736          50
Class R-1                                                              (341)        (23)       1,940         133
Class R-2                                                            (7,638)       (525)      48,043       3,296
Class R-3                                                           (17,958)     (1,245)      52,661       3,595
Class R-4                                                            (2,651)       (187)      11,162         794
Class R-5                                                            (2,172)       (148)      15,195       1,034
Total net increase
   (decrease)                                                   $ (3,132,782)  (217,598) $ 7,542,328     515,344

Year ended July 31, 2002
Class A                                                         $ (2,441,845)  (156,045) $ 2,619,280     164,915
Class B                                                             (58,671)     (3,834)     632,549      39,981
Class C                                                             (49,716)     (3,273)     588,604      37,222
Class F                                                             (23,525)     (1,521)     148,783       9,400
Class 529-A                                                            (136)         (8)      26,666       1,692
Class 529-B                                                             (64)         (4)       7,158         454
Class 529-C                                                            (130)         (9)      13,264         837
Class 529-E                                                             (10)         -*        1,090          70
Class R-1                                                                (1)         -*          175          12
Class R-2                                                               (87)         (6)         909          62
Class R-3                                                               (30)         (2)       1,061          71
Class R-4                                                                 -           -            1          -*
Class R-5                                                              (424)        (26)      23,454       1,523
Total net increase
   (decrease)                                                   $ (2,574,639)  (164,728) $ 4,062,994     256,239


* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2) Includes exchanges between share classes of the fund.



6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2003, the total value of restricted securities was $2,567,017,000, which represents 8.40% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $15,179,573,000 and $6,194,206,000, respectively, during the year ended July 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2003, the custodian fee of $1,391,000 includes $93,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)


                                                                                        Income (loss)
                                                                                from investment operations(2)

                                                                                            Net gains
                                                                                          (losses) on
                                                                  Net asset                securities
                                                                    value,          Net         (both   Total from
                                                                  beginning  investment  realized and   investment
                                                                  of period      income    unrealized)  operations
Class A:
 Year ended 7/31/2003                                               $14.49         $.72        $.98       $1.70
 Year ended 7/31/2002                                                16.44          .74       (1.73)       (.99)
 Year ended 7/31/2001                                                15.43          .83        1.46        2.29
 Year ended 7/31/2000                                                17.51          .88       (1.28)       (.40)
 Year ended 7/31/1999                                                18.25          .88         .45        1.33
Class B:
 Year ended 7/31/2003                                                14.42          .61         .97        1.58
 Year ended 7/31/2002                                                16.39          .61       (1.73)      (1.12)
 Year ended 7/31/2001                                                15.39          .72        1.46        2.18
 Period from 3/15/2000 to 7/31/2000                                  14.93          .24         .41         .65
Class C:
 Year ended 7/31/2003                                                14.41          .59         .97        1.56
 Year ended 7/31/2002                                                16.37          .59       (1.71)      (1.12)
 Period from 3/15/2001 to 7/31/2001                                  15.85          .21         .48         .69
Class F:
 Year ended 7/31/2003                                                14.47          .71         .97        1.68
 Year ended 7/31/2002                                                16.44          .71       (1.73)      (1.02)
 Period from 3/15/2001 to 7/31/2001                                  15.89          .27         .48         .75
Class 529-A:
 Year ended 7/31/2003                                                14.48          .71         .97        1.68
 Period from 2/15/2002 to 7/31/2002                                  15.76          .31       (1.20)       (.89)
Class 529-B:
 Year ended 7/31/2003                                                14.46          .58         .97        1.55
 Period from 2/19/2002 to 7/31/2002                                  15.63          .25       (1.06)       (.81)
Class 529-C:
 Year ended 7/31/2003                                                14.46          .58         .97        1.55
 Period from 2/19/2002 to 7/31/2002                                  15.63          .25       (1.06)       (.81)
Class 529-E:
 Year ended 7/31/2003                                                14.47          .66         .96        1.62
 Period from 2/25/2002 to 7/31/2002                                  15.81          .27       (1.23)       (.96)
Class 529-F:
 Period from 9/17/2002 to 7/31/2003                                  14.11          .60        1.24        1.84
Class R-1:
 Year ended 7/31/2003                                                14.47          .60         .96        1.56
 Period from 6/17/2002 to 7/31/2002                                  15.65          .06       (1.24)      (1.18)
Class R-2:
 Year ended 7/31/2003                                                14.48          .59         .95        1.54
 Period from 5/31/2002 to 7/31/2002                                  16.26          .09       (1.69)      (1.60)
Class R-3:
 Year ended 7/31/2003                                                14.48          .65         .98        1.63
 Period from 6/4/2002 to 7/31/2002                                   16.09          .09       (1.51)      (1.42)
Class R-4:
 Year ended 7/31/2003                                                14.49          .70         .98        1.68
 Period from 6/27/2002 to 7/31/2002                                  15.25          .08        (.84)       (.76)
Class R-5:
 Year ended 7/31/2003                                                14.49          .75         .98        1.73
 Period from 5/15/2002 to 7/31/2002                                  16.31          .15       (1.77)      (1.62)




                                                                  Dividends(and distributions


                                                            Dividends
                                                            (from net Distributions         Total    Net asset
                                                           investment (from capital dividends and   value, end
                                                              income)        gains) distributions    of period
Class A:
 Year ended 7/31/2003                                          $(.73)      $(.02)         $(.75)        $15.44
 Year ended 7/31/2002                                           (.80)       (.16)          (.96)         14.49
 Year ended 7/31/2001                                           (.80)       (.48)         (1.28)         16.44
 Year ended 7/31/2000                                           (.87)       (.81)         (1.68)         15.43
 Year ended 7/31/1999                                           (.88)      (1.19)         (2.07)         17.51
Class B:
 Year ended 7/31/2003                                           (.62)       (.02)          (.64)         15.36
 Year ended 7/31/2002                                           (.69)       (.16)          (.85)         14.42
 Year ended 7/31/2001                                           (.70)       (.48)         (1.18)         16.39
 Period from 3/15/2000 to 7/31/2000                             (.19)          -           (.19)         15.39
Class C:
 Year ended 7/31/2003                                           (.61)       (.02)          (.63)         15.34
 Year ended 7/31/2002                                           (.68)       (.16)          (.84)         14.41
 Period from 3/15/2001 to 7/31/2001                             (.17)          -           (.17)         16.37
Class F:
 Year ended 7/31/2003                                           (.71)       (.02)          (.73)         15.42
 Year ended 7/31/2002                                           (.79)       (.16)          (.95)         14.47
 Period from 3/15/2001 to 7/31/2001                             (.20)          -           (.20)         16.44
Class 529-A:
 Year ended 7/31/2003                                           (.72)       (.02)          (.74)         15.42
 Period from 2/15/2002 to 7/31/2002                             (.39)          -           (.39)         14.48
Class 529-B:
 Year ended 7/31/2003                                           (.63)       (.02)          (.65)         15.36
 Period from 2/19/2002 to 7/31/2002                             (.36)          -           (.36)         14.46
Class 529-C:
 Year ended 7/31/2003                                           (.60)       (.02)          (.62)         15.39
 Period from 2/19/2002 to 7/31/2002                             (.36)          -           (.36)         14.46
Class 529-E:
 Year ended 7/31/2003                                           (.67)       (.02)          (.69)         15.40
 Period from 2/25/2002 to 7/31/2002                             (.38)          -           (.38)         14.47
Class 529-F:
 Period from 9/17/2002 to 7/31/2003                             (.51)       (.02)          (.53)         15.42
Class R-1:
 Year ended 7/31/2003                                           (.62)       (.02)          (.64)         15.39
 Period from 6/17/2002 to 7/31/2002                                -           -              -          14.47
Class R-2:
 Year ended 7/31/2003                                           (.64)       (.02)          (.66)         15.36
 Period from 5/31/2002 to 7/31/2002                             (.18)          -           (.18)         14.48
Class R-3:
 Year ended 7/31/2003                                           (.68)       (.02)          (.70)         15.41
 Period from 6/4/2002 to 7/31/2002                              (.19)          -           (.19)         14.48
Class R-4:
 Year ended 7/31/2003                                           (.72)       (.02)          (.74)         15.43
 Period from 6/27/2002 to 7/31/2002                                -           -              -          14.49
Class R-5:
 Year ended 7/31/2003                                           (.76)       (.02)          (.78)         15.44
 Period from 5/15/2002 to 7/31/2002                             (.20)          -           (.20)         14.49






                                                                         Net    Ratio of        Ratio of
                                                                 assets, end    expenses      net income
                                                         Total     of period  to average      to average
                                                      return(3) (in millions) net assets      net assets
Class A:
 Year ended 7/31/2003                                   12.18%     $25,891         .61%           4.98%
 Year ended 7/31/2002                                    (6.35)     19,585          .61            4.66
 Year ended 7/31/2001                                    15.53      19,519          .62            5.18
 Year ended 7/31/2000                                    (2.08)     18,102          .63            5.52
 Year ended 7/31/1999                                     7.79      23,012          .59            4.99
Class B:
 Year ended 7/31/2003                                    11.37       2,015         1.39            4.17
 Year ended 7/31/2002                                    (7.14)        800         1.37            3.88
 Year ended 7/31/2001                                    14.77         254         1.38            4.15
 Period from 3/15/2000 to 7/31/2000                       4.33          29          .52            1.73
Class C:
 Year ended 7/31/2003                                    11.23       1,850         1.48            4.07
 Year ended 7/31/2002                                    (7.17)        614         1.48            3.77
 Period from 3/15/2001 to 7/31/2001                       4.35          89          .62            1.28
Class F:
 Year ended 7/31/2003                                    12.11         471          .72            4.83
 Year ended 7/31/2002                                    (6.56)        156          .73            4.52
 Period from 3/15/2001 to 7/31/2001                       4.71          22          .31            1.58
Class 529-A:
 Year ended 7/31/2003                                    12.10          93          .68            4.87
 Period from 2/15/2002 to 7/31/2002                      (5.83)         24          .37            2.02
Class 529-B:
 Year ended 7/31/2003                                    11.10          28         1.60            3.95
 Period from 2/19/2002 to 7/31/2002                      (5.40)          7          .71            1.62
Class 529-C:
 Year ended 7/31/2003                                    11.10          44         1.59            3.96
 Period from 2/19/2002 to 7/31/2002                      (5.40)         12          .70            1.63
Class 529-E:
 Year ended 7/31/2003                                    11.66           5         1.06            4.48
 Period from 2/25/2002 to 7/31/2002                      (6.24)          1          .45            1.79
Class 529-F:
 Period from 9/17/2002 to 7/31/2003                      13.38           1          .81 (5)        4.68
Class R-1:
 Year ended 7/31/2003                                    11.19           2         1.50 (6)        4.02
 Period from 6/17/2002 to 7/31/2002                      (7.54)          - (4)      .18 (6)         .42
Class R-2:
 Year ended 7/31/2003                                    11.12          52         1.46 (6)        4.02
 Period from 5/31/2002 to 7/31/2002                      (9.95)          1          .24 (6)         .66
Class R-3:
 Year ended 7/31/2003                                    11.68          56         1.08 (6)        4.42
 Period from 6/4/2002 to 7/31/2002                       (8.90)          1          .17 (6)         .61
Class R-4:
 Year ended 7/31/2003                                    12.07          12          .72 (6)        4.81
 Period from 6/27/2002 to 7/31/2002                      (4.98)          - (4)      .03 (6)         .52
Class R-5:
 Year ended 7/31/2003                                    12.43          39          .40            5.17
 Period from 5/15/2002 to 7/31/2002                      (9.99)         22          .09             .97






                                                            Year ended July 31


Supplemental data - all classes            2003            2002      2001        2000     1999

Portfolio turnover rate                     28%             36%       44%         35%      44%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent 'deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 1.92%, 1.81% and 1.12% for classes R-1, R-2 and R-3,respectively, during the year ended July 31, 2003, and .32%, .29%, .19% and 5.11% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended July 31, 2002. The expense ratio for Class R-4 was not affected by any payments made by CRMC during the year ended July 31, 2003.



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 5, 2003



TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended July 31, 2003, the fund paid a long-term capital gain distribution of $33,634,000.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 33% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 26% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2004 to determine the calendar year amounts to be included on their 2003 tax returns. Shareholders should consult their tax advisers.

OTHER SHARE CLASS RESULTS (UNAUDITED)

Class B, Class C, Class F and Class 529
Returns for periods ended June 30, 2003 (the most recent calendar quarter):

CLASS B SHARES                                                                                 1 year          Life of class
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable
     only if shares are sold within six years of purchase                                      +0.03%            +5.91%(1)
Not reflecting CDSC                                                                            +5.03%            +6.71%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +3.90%            +3.31%(2)
Not reflecting CDSC                                                                            +4.90%            +3.31%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +5.68%            +4.09%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                          -0.36%           - 0.41%(4)
Not reflecting maximum sales charge                                                            +5.75%            +3.99%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within six years of purchase                             - 0.28%            +0.86%(5)
Not reflecting CDSC                                                                            +4.72%            +3.73%(5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%,
     payable only if shares are sold within one year of purchase                               +3.73%            +3.73%(5)
Not reflecting CDSC                                                                            +4.73%            +3.73%(5)

CLASS 529-E SHARES(3)                                                                          +5.26%            +3.43%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                                   --           +13.31%(7)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and
    Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-B and
    Class 529-C shares were first sold.
(6) Average annual total return from February 25, 2002, when Class 529-E shares were first sold.
(7) Cumulative total return from September 17, 2002, when Class 529-F shares were first sold.

There are several ways to invest in The Income Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.11 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Board of Directors

"NON-INTERESTED" DIRECTORS

                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund(1)     Principal occupation(s) during past five years

ROBERT A. FOX, 66                               1972          Managing General Partner, Fox Investments LP;
                                                              Professor, University of California; retired
                                                              President and CEO, Foster Farms (poultry producer)

LEONADE D. JONES, 55                            1993          Co-founder, VentureThink LLC (develops and manages
                                                              e-commerce businesses) and Versura Inc. (education
                                                              loan exchange); former Treasurer, The Washington
                                                              Post Company

JOHN M. LILLIE,* 66                             2003          Business consultant; former president, Sequoia
                                                              Associates LLC (investment firm specializing in
                                                              medium-size buyouts); former Vice Chairman of the
                                                              Board, Gap Inc. (specialty apparel retailing);
                                                              former Chairman  of the Board, The Epic Team
                                                              (premium bicycles and accessories under brand name
                                                              of Specialized)

JOHN G. MCDONALD, 66                            1976          The IBJ Professor of Finance, Graduate
                                                              School of Business, Stanford University

LUIS G. NOGALES, 59                             2002          President, Nogales Partners; Managing Director,
                                                              Nogales Investors Management LLC (private equity
                                                              fund)

JAMES K. PETERSON, 62                           1999          Managing Director, Oak Glen Consultancy LLC
                                                              (consulting services to charitable organizations,
                                                              pension funds and other financial management companies)

HENRY E. RIGGS, 68                              1989          Chairman of the Board and President Emeritus, Keck
                                                              Graduate Institute of Applied Life Sciences

PATRICIA K. WOOLF, PH.D., 69                    1985          Private investor; corporate director; lecturer
                                                              Department of Molecular Biology, Princeton
                                                              University

"NON-INTERESTED" DIRECTORS

                                             Number of
                                          boards within the
                                            fund complex(2)
                                              on which
Name and age                               Director serves    Other directorships(3) held by Director

ROBERT A. FOX, 66                                 7           Crompton Corporation

LEONADE D. JONES, 55                              6           None

JOHN M. LILLIE,* 66                               2           None

JOHN G. MCDONALD, 66                              8           iStar Financial, Inc.; Plum Creek Timber Co.;
                                                              Scholastic Corporation; Varian, Inc.

LUIS G. NOGALES, 59                               2           Arbitron, Inc.; Edison International; K-B Home;
                                                              Kaufman & Broad, S.A.

JAMES K. PETERSON, 62                             2           None

HENRY E. RIGGS, 68                                4           None

PATRICIA K. WOOLF, Ph.D., 69                      6           Crompton Corporation; First Energy Corporation;
                                                              National Life Holding Co.


 "INTERESTED" DIRECTORS(4)

                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund(1)      principal underwriter of the fund

JANET A. MCKINLEY, 48                           1994            Senior Vice President and Director, Capital
Chairman of the Board                                           Research and Management Company; Senior
                                                                Vice President, Capital Research Company(5)

DARCY B. KOPCHO, 49                             1997            Director, Capital Research and Management
President                                                       Company; President and Director, Capital Research
                                                                Company;(5) Director, Capital International, Inc.;(5)
                                                                Director, The Capital Group Companies, Inc.(5)

"Interested" Directors(4)

                                             Number of
                                          boards within the
                                            fund complex(2)
Name, age and                                 on which
position with fund                         Director serves      Other directorships(3) held by Director

JANET A. MCKINLEY, 48                             1             None
Chairman of the Board

DARCY B. KOPCHO, 49                               1             None
President

*Elected effective August 15, 2003

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company


OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

STEPHEN E. BEPLER, 61                           1993          Senior Vice President, Capital Research Company(5)
Senior Vice President

ABNER D. GOLDSTINE, 73                          1993          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

PAUL G. HAAGA, JR., 54                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company;
                                                              Director, American Funds Distributors, Inc.(5)

DINA N. PERRY, 57                               1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

HILDA L. APPLBAUM, 42                           1998          Senior Vice President, Capital Research Company(5)
Vice President

DAVID C. BARCLAY, 46                            1998          Senior Vice President and Director, Capital
Vice President                                                Research and Management Company

JOHN H. SMET, 47                                1994          Senior Vice President, Capital Research and
Vice President                                                Management Company

PATRICK F. QUAN, 45                             1986          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

DAYNA G. YAMABE, 36                             2000          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

R. MARCIA GOULD, 49                             1999          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   THE INCOME FUND OF AMERICA(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-906-0903

Litho in USA BAG/CG/8061

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, P.O. Box 7650, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that James K. Peterson, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE INCOME FUND OF AMERICA, INC.

                        By  /s/ Janet A. McKinley

                            Janet A. McKinley, Chairman and PEO

                            Date: October 1, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Janet A. McKinley

Janet A. McKinley, Chairman and PEO

Date: October 1, 2003



By /s/ Dayna G. Yamabe

Dayna G. Yamabe, Treasurer

Date: October 1, 2003